PAGE 1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Pre-Effective Amendment No. __                          /  /

         Post-Effective Amendment No. __                         /  /

                        (Check appropriate box or boxes)

              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                           Henry H. Hopkins, Esquire
                        Vice President and Legal Counsel
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the registrant's fiscal year ended February 29, 2000 was filed on May 11, 2000. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No.: 002-87059).

It is proposed that this filing will become effective on August 22, 2000 pursuant to Rule 488.

PAGE 2
              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
                             CROSS REFERENCE SHEET
                             ---------------------

                            PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933

         N-14 Item No.                       Location
         -------------                       --------

                                     PART A
                                     ------

1.  Beginning of Registration         Cover Page of Registration
    Statement and Outside Front       Statement; Front Cover
    Cover Page of Prospectus          Page of Prospectus

2.  Beginning and Outside Back        Table of Contents
    Cover Page of Prospectus

3.  Synopsis and Risk Factors         Summary; Risk Factors

4.  Information About the Transaction Summary; Reasons for the
                                      Reorganization; Information
                                      About the Reorganization

5.  Information About the Registrant  Prospectus Cover Page;
                                      Summary; Comparison of
                                      Investment Policies;
                                      Information About TRP;
                                      Information About PH Bond;
                                      Financial Statements and
                                     Experts

6.  Information About the Company     Prospectus Cover Page;
    Being Acquired                    Summary; Comparison of
                                      Investment Policies;
                                      Information About TRP;
                                      Information About PH Bond;
                                      Financial Statements and
                                     Experts

7.  Voting Information                Prospectus Cover Page;
                                      Notice of Special Meeting of
                                      Shareholders; Summary;
                                      Voting Information

8.  Interest of Certain Persons      None
    and Experts

9.  Additional Information Required   Not applicable
    for Reoffering by Persons         Deemed to be Underwriters

PAGE 3
                                     PART B
                                     ------

10. Cover Page                        Cover Page

11. Table of Contents                 Not Applicable

12. Additional Information about      Incorporation of Documents
    the Registrant                    by Reference in the
                                      Statement of Additional
                                     Information

13. Additional Information about      Incorporation of Documents
    the Company Being Acquired        by Reference in the
                                      Statement of Additional
                                     Information

14. Financial Statements              Incorporation of Documents
                                      by Reference in the
                                      Statement of Additional
                                      Information and
                                      Incorporation of Documents
                                      by Reference in Part C

                                     PART C
                                     ------

         The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

Dear Shareholder:



We cordially invite you to attend a special meeting of shareholders of the Virginia Short-Term Tax-Free Bond Fund on Wednesday, October 25, 2000. The purpose of the meeting is to vote on a recommendation by the fund's Board of Trustees that would merge the fund's assets into the T. Rowe Price Tax-Free Short-Intermediate Fund. The proxy contains detailed information on both funds. WE ASK YOU TO READ THE ENCLOSED INFORMATION CAREFULLY AND REGISTER YOUR VOTE.

The trustees and management of the Virginia Fund considered the following in making their recommendation:

   . Increased efficiency. We have found that investor demand is limited for a fund investing solely in short-term municipal bonds issued in Virginia. Demand has not expanded in recent years, and we do not foresee future growth. The fund's modest asset size impairs the manager's ability to execute its investment strategy in the most efficient manner. The larger size of the Tax-Free Short-Intermediate Fund gives the manager greater flexibility in implementing its investment program and also leads to economies of scale, which can help reduce expenses.

   . Similarities of the funds' investment programs. Both funds invest primarily in high-quality municipal bonds and maintain weighted average maturities of less than five years. Both provide income that is exempt from federal income tax. Tax-Free Short-Intermediate Fund invests nationally, and, therefore, is more broadly diversified than the Virginia Fund.

 Although income generated by the national fund is not exempt from Virginia income taxes, the national fund's yield has historically been higher than that of the Virginia Fund, although there is no guarantee this would always be the case. (As of June 30, the SEC standardized yield was 4.19% for the Virginia Fund and 4.51% for the national fund.)* The national fund's higher yield reflects in part its longer weighted average maturity, which, in turn, results in somewhat higher price fluctuation.

 The portfolio manager would not change, as both funds are managed by Charles B. Hill.

   . Lower expense ratio. The Virginia Fund's expense ratio is higher than that of the much larger Tax-Free Short-Intermediate Fund, so your investment in the latter fund would benefit from the lower ratio.
                                                                             VAS

   . Tax-free exchange of shares. The transaction should not create any tax liabilities for you as a Virginia Short-Term Bond Fund shareholder. Your cost basis and holding periods carry over and apply to shares you will hold in the Tax-Free Short Intermediate Fund.

Your fund's managers and directors believe you will be better served over time by voting for the merger of assets. If these proposals are approved on October 25, the merger will take place a few days thereafter, and you will own shares of equal value in the Tax-Free Short-Intermediate Fund.

We realize it may be difficult for you to attend the meeting to vote your shares. HOWEVER, WE NEED YOUR VOTE. YOU CAN VOTE BY MAIL, TELEPHONE, OR THROUGH THE INTERNET, AS EXPLAINED ON THE ENCLOSED CARD.

If you have any questions, please call us at 1-800-541-5910. YOUR VOTE IS EXTREMELY IMPORTANT.



Sincerely,





James S. Riepe

Vice Chairman of the Board

T. Rowe Price Associates, Inc.



* The 30-day dividend yields for the same periods (based on actual income paid to shareholders) were 3.83% for the Virginia Short-Term Bond Fund and 4.29% for the Tax-Free Short-Intermediate Fund.

                     Virginia Short-Term Tax-Free Bond Fund
            (a series of T. Rowe Price State Tax-Free Income Trust)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                 T. Rowe Price Funds
                                                           100 East Pratt Street
                                                       Baltimore, Maryland 21202

                                                             Patricia B. Lippert
                                                                       Secretary

September 1, 2000

A special meeting of shareholders of the Virginia Short-Term Tax-Free Bond Fund, (the "Virginia Fund"), a series of the T. Rowe Price State Tax-Free Income Trust (the "Company"), will be held on Wednesday, October 25, 2000, at 8:00 a.m., eastern time, at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007. The following matters will be acted upon at that time:

1. To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of Virginia Fund to T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the "Tax-Free Fund"), in exchange for shares of the Tax-Free Fund, and the distribution of Tax-Free Fund shares to the shareholders of the Virginia Fund in liquidation of the Virginia Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record of common stock at the close of business on August 25, 2000, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.


PATRICIA B. LIPPERT

                            YOUR VOTE IS IMPORTANT
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.

   .     Read the proxy statement.

   .     Go to the proxy voting link found on your proxy card.

   .     Enter the control number found on your proxy card.

   .     Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.

   .     Read the proxy statement.

   .     Call the toll-free number found on your proxy card.

   .     Enter the control number found on your proxy card.

   .     Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

   .     Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


------------------------------------------------------------------------------

                          Acquisition of the Assets of

                     VIRGINIA SHORT-TERM TAX-FREE BOND FUND
          (a series of the T. Rowe Price State Tax-Free Income Trust)

                        By and In Exchange for Shares of

              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

              Special Meeting of Shareholders -- October 25, 2000


                                PROXY STATEMENT

This Combined Proxy Statement and Prospectus ("Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of the T. Rowe Price State Tax-Free Income Trust (the "Company"), for use at a special meeting of shareholders of the Virginia Short-Term Tax-Free Bond Fund (the "Virginia Fund") to be held on Wednesday, October 25, 2000. At the meeting, shareholders of Virginia Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization dated September __, 2000 (the "Plan"), between the Company on behalf of Virginia Fund and the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the "Tax-Free Fund"). A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll free, 1-800-541-5910.

The proposed Plan provides for the transfer of substantially all of the assets of Virginia Fund to the Tax-Free Fund in exchange for shares of the Tax-Free Fund and the distribution of the Tax-Free Fund shares received in the exchange to Virginia Fund shareholders in complete liquidation of Virginia Fund. Shareholders of Virginia Fund will receive Tax-Free Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Virginia Fund shares on the business day immediately preceding the closing date of the reorganization.

The Tax-Free Fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The investment objective, policies, and restrictions of the Tax-Free Fund and Virginia Fund are similar, but differ in certain respects, including their weighted average maturities and the fact that the Virginia Fund invests substantially all of its assets in municipal securities exempt from federal and Virginia taxes. Income from the Tax-Free Fund is not exempt from Virginia taxes. See "Comparison of Investment Objectives, Policies, and Restrictions."

This Statement sets forth concisely the information you should know about the Tax-Free Fund and the Plan before voting on the Plan and the transactions contemplated thereby. Please read this Statement and keep it for future reference. Further information about each fund is found in their prospectuses. Additional copies of each fund's prospectus are available at no cost by calling 1-800-541-5910; writing to the Virginia Fund, 100 East Pratt Street, Baltimore, Maryland 21202; or visiting our website at www.troweprice.com. A Statement of Additional Information dated September 1, 2000, containing further information about the Tax-Free Fund and the Plan has been filed with the Securities and Exchange Commission and is available upon request without charge at the above address, or by calling 1-800-541-5910. The Statement of Additional Information is incorporated herein by reference. This Statement was first mailed to shareholders on or about September 1, 2000.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



Summary. . . . . . . . . . . . . . . . .6

Reasons For the Reorganization. . . . . 11

Information About the Reorganization. . 13

Financial Statements. . . . . . . . . . 17

Comparison of Investment Objectives, Policies, and Restrictions 19

Additional Information About the Funds. 25

Further Information About Voting and the Special Meeting 26

General Information About the Funds. . .28

Transfer Agent and Custodian. . . . . . 29

Legal Matters. . . . . . . . . . . . . .29

Experts. . . . . . . . . . . . . . . . .29

Exhibit A - Agreement and Plan of Reorganization 30



No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by T. Rowe Price State Tax-Free Income Trust.

                                    SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement and the Plan, which is included as Exhibit A to this Statement.


What are shareholders being asked to vote on?

At a meeting held on July 18, 2000, the Board of the Company, including a majority of the independent trustees, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of Virginia Fund to the Tax-Free Fund in exchange for shares of the Tax-Free Fund. Following the transfer, the Tax-Free Fund shares received in the exchange will be distributed to shareholders of Virginia Fund in complete liquidation of Virginia Fund. As a result of the proposed transactions, each Virginia Fund shareholder will cease to be a shareholder of Virginia Fund and instead will become the owner of shares of the Tax-Free Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Virginia Fund shares determined on the business day preceding the closing date of the reorganization.


What vote is required to approve the Plan?

Approval of the Plan requires an affirmative vote of the lesser of (a) 67% of the fund's shares present at the meeting in person or by proxy or (b) a majority of the fund's outstanding shares. THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


Will there be any tax consequences to Virginia Fund or its shareholders?

The reorganization is designed so as not to create any tax liabilities for shareholders of Virginia Fund or the Virginia Fund itself.

In the opinion of counsel to the Company, for federal income tax purposes:

   . no gain or loss will be recognized by Virginia Fund or its shareholders as a result of the reorganization,

   . the holding period and adjusted basis of the Tax-Free Fund shares received by a shareholder will be the same as the holding period and adjusted basis of the shareholder's shares of Virginia Fund, and

   . the holding period and adjusted basis of each asset of Virginia Fund in the hands of the Tax-Free Fund will be the same as the holding period and adjusted basis of the asset in the hands of Virginia Fund immediately prior to the reorganization. See "Information About the Reorganization - Tax Considerations."

What are the investment objectives and policies of Virginia Fund and the Tax-Free Fund?

The Virginia Fund seeks to provide the highest level of income exempt from federal and Virginia state income taxes consistent with modest fluctuation in principal value. The Tax-Free Fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The investment policies and restrictions of Virginia Fund and the Tax-Free Fund are similar in certain respects; however, Virginia Fund's weighted average maturity will not exceed three years while the Tax-Free Fund's weighted average maturity normally ranges from two to five years and is not expected to exceed five years. Additionally, the Virginia Fund seeks to provide income that is exempt from Virginia state income taxes as well as federal income taxes. Income from the Tax-Free Fund is only exempt from federal income taxes. There are other differences which fund shareholders should consider. See "Comparison of Investment Objectives, Policies, and Restrictions."


What are the management arrangements?

The Virginia Fund and the Tax-Free Fund are advised and managed by T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr. in 1937. As of June 30, 2000, T. Rowe Price and its affiliates managed $_____ billion, including over $_____ billion in municipal bond assets, for more than ______ million individual and institutional investor accounts. All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price
 -specifically by each fund's portfolio managers. Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

Virginia Fund-Charles B. Hill, Chairman, Linda A. Brisson, Patricia S. Deford, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill has been chairman of the fund's committee since its inception in 1994. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

Tax-Free Fund-Charles B. Hill, Chairman, Janet G. Albright, Patricia S. Deford, Joseph K. Lynagh, Konstantine B. Mallas, Mary J. Miller, and Arthur S. Varnado. Mr. Hill has been chairman of the fund's committee since 1997. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

Fees and Expenses

Set forth below are the fees and expenses of the funds based on their most recent fiscal year average net assets and pro forma fees and expenses, assuming the transaction takes place as scheduled.


 Table 1  Fees and Expenses of the Funds
                                      Annual fund operating expense
                              (expenses that are deducted from fund assets)

                                             Total annual    Fee waiver/
        Fund          Management   Other    fund operating     expense       Net
 ---------------------   fee      expenses     expenses     reimbursement  expenses  -----

  Virginia/a/           0.42%      0.53%        0.95%           0.35%       0.60%
                      ---------------------------------------------------------------
  Tax-Free              0.42       0.11         0.53              --          --
                      ---------------------------------------------------------------
  Pro Forma Combined    0.42       0.10         0.52              --        0.52
 -----------------------------------------------------------------------------------------


 /a/Effective March 1, 2000, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2002, to the extent such fees or expenses would cause the Virginia Fund's ratio of expenses to average net assets to exceed 0.60%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the Virginia Fund's expense ratio is below 0.60%; however, no reimbursement will be made after February 29, 2004, or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the Virginia Fund.

EXAMPLE. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation of the Virginia Fund currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

        Fund          1 year  3 years  5 years  10 years
 --------------------------------------------------------------
  Virginia             $61     $231     $455     $1,100
                      ------------------------------------
  Tax-Free              54      170      296        665
                      ------------------------------------
  Pro Forma Combined    53      167      291        653
 --------------------------------------------------------------



The investment management fees paid by the Tax-Free Fund and Virginia Fund to T. Rowe Price are structured in the same manner (they include a group fee and an individual fee) and paid at the same rate.

For the year ended February 29, 2000, the group fee rate and total combined management fee rate for both the Tax-Free Fund and Virginia Fund were 0.32% and 0.42%, respectively. The fund's calculate and accrue the fee daily.

                                  Risk Factors


What are the main risks of investing in these funds and how do they differ?

Any of the following could cause a decline in the funds' price or income.

   . INTEREST RATE RISK This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

     Interest rate risk is somewhat higher for the Tax-Free Fund because it is permitted to have a weighted average maturity varying between two and five years while the Virginia Fund's weighted average maturity can not exceed three years.

     While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

   . CREDIT RISK This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. Each fund invests primarily in investment grade securities. However, the funds may retain a security whose credit quality is downgraded after purchase and each fund may invest up to 5% of its assets in non-investment grade securities.

   . POLITICAL RISK This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals. This risk is essentially the same for both funds.

The funds' investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

There are additional differences in the investment programs of the funds which fund shareholders should consider. See "Risk Factors" and "Comparison of Investment Objectives, Policies, and Restrictions."

Additional risks for the Virginia Fund are set forth below.

VIRGINIA FUND

As of June 1, 2000, the state of Virginia was rated Aaa by Moody's, AAA by Standard & Poor's and Fitch.

The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations. Political and economic developments within the state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

   . NONDIVERSIFIED RISK Because it is a nondiversified fund, the Virginia Fund can invest more of its assets in a smaller number of issuers than the diversified Tax-Free Fund. This could result in greater potential losses.

   . GEOGRAPHICAL RISK A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.


What are some of the other risks to which the funds are subject?

Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

To the extent each fund invests in derivatives, it may be exposed to additional volatility and potential losses.

Each fund's share price may decline; so when shareholders sell their shares, they may lose money.


What are the procedures for purchasing, redeeming, and pricing shares?

Shares of Virginia Fund and the Tax-Free Fund are sold on a continuous basis. Shares of the funds are sold at their net asset value without a sales charge. Each fund requires a minimum initial investment of $2,500 ($1,000 for gifts or transfers to minors (UGMA/ UTMA) accounts. These minimums will not apply in connection with the reorganization transaction. The minimum subsequent investment is generally $100 ($50 for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts).

Redemption and exchange rights of the funds are identical. Shares of the funds may be redeemed at their respective net asset values; however, if, in any 90-day period, a shareholder redeems (sells) more than $250,000, or the sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

The funds' procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4:00 p.m.
ET) each day the exchange is open.


What are the funds' policies on dividends and distributions?

The funds' policies on dividends and distributions are identical. Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared daily and paid monthly. Distributions from net capital gains, if any, are usually declared and paid in December. Dividends and capital gain distributions are reinvested in additional shares, unless the shareholder selects another option on the New Account Form.

The reorganization is designed so as not to create any tax liabilities for the funds or their shareholders. Of course, fund shareholders who sell their shares may have a capital gain or loss. And, while regular monthly income dividends from the Virginia Fund are expected to be exempt from federal and Virginia state and local (if any) taxes, such dividends are only exempt from federal income taxes for the Tax-Free Fund shareholders. The funds follow the same policies on reporting tax information to their shareholders and the IRS.


                         REASONS FOR THE REORGANIZATION


Reasons for the Reorganization and Liquidation

The Company's Board of Trustees, including a majority of the independent trustees, and the Tax-Free Fund's Board of Directors, including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of Virginia Fund and the Tax-Free Fund and that the interests of shareholders of Virginia Fund and the Tax-Free Fund will not be diluted as a result of the proposed transaction.

The Boards of the funds believe the transaction is in the best interests of the funds for the following reasons:

   . SIZE OF FUND. The assets of the Virginia Fund have grown very slowly since its inception in 1994. There is no sign this trend will reverse itself.

   . IMPACT ON INVESTMENT PROGRAM. If trends on the short-term investment sector continue, the relatively small size of the Virginia Fund will affect the ability of T. Rowe Price to optimize the fund's investment program. The market needs to be larger to justify a fund investing in this sector of the market. The assets received by Tax-Free Fund will be consistent with its investment program.

   . IMPACT ON EXPENSE RATIO. The small size of the Virginia Fund has caused the fund's actual expense ratio to remain relatively high. While the fund's expense cap has effectively muted any impact on shareholders, there is no requirement for T. Rowe Price to maintain the expense cap indefinitely and little opportunity for expenses to fall below the cap. The addition of assets to the Tax-Free Fund could have a beneficial impact on its expense ratio.

     TAX-FREE FUND'S INVESTMENT PROGRAM. The investment program of Tax-Free Fund differs from that of Virginia Fund, in that the Tax-Free Fund does not limit its investments to securities whose income is exempt from federal and Virginia income taxes. Also, the Tax-Free Fund's weighted average maturity normally ranges from two to five years and is not expected to exceed five years instead of the three year limitation for the Virginia Fund. Nevertheless, both funds invest in securities whose income is exempt from federal income tax and have similar credit quality restrictions. While the Tax-Free Fund's longer weighted average maturity has resulted in slightly more volatility than the Virginia Fund, the returns for the Tax-Free Fund have been favorable relative to its investment universe and have slightly exceeded those of the Virginia Fund. As a result, the Board of Trustees of the Company believes the Tax-Free Fund's investment program is compatible with the Virginia Fund's program. Finally, the securities received by the Tax-Free Fund from the Virginia Fund will be consistent with the Tax-Free Fund's investment program.

     TAX-FREE REORGANIZATION. The merger permits Virginia Fund shareholders to defer recognition of gain or loss on their investment. The merger permits the Tax-Free Fund to receive assets from the Virginia Fund that have the same holding period and tax basis as the assets had while in the hands of Virginia Fund.

     NO DILUTION. The assets of Virginia Fund will be transferred to Tax-Free Fund at their fair market value on the valuation date of the transaction. Shares of Tax-Free Fund equal in value to the assets will be received in exchange. Expenses of the transaction (other than brokerage, interest, taxes and extraordinary items) will be borne by T. Rowe Price. Therefore, shareholders of the funds will not be diluted as a result of the transaction.

The Boards of the funds based their decision to approve the Plan on an inquiry into a number of factors, including the following:

     (1)
       the relative past growth in assets and investment performance and future prospects of the funds and similar funds;

     (2)the expense ratios of each fund and the impact of the proposed transaction on them;

     (3)the tax-free nature of the reorganization to the funds and their shareholders;

     (4)the compatibility of the investment objectives, policies, and restrictions of the funds; and

     (5)
the comparative investment performance of the funds.

If the Plan is not approved by Virginia Fund shareholders, the Company's Board of Trustees may consider other appropriate action, such as the liquidation of Virginia Fund or a merger or other business combination with an investment company other than Tax-Free Fund. Such other actions may require shareholder approval.


                      INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.


Plan of Reorganization

If the shareholders of Virginia Fund approve the Plan, the reorganization of Virginia Fund will be consummated on or about November 1, 2000, or such other date as is agreed to by Virginia Fund and Tax-Free Fund (the "Closing Date"). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each of the parties under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before January 31, 2001. See "Conditions to Closing" below.

On the Closing Date, Virginia Fund will transfer substantially all of its assets to Tax-Free Fund in exchange for shares of the Tax-Free Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"). The Tax-Free Fund will not assume or otherwise be responsible for any liabilities of Virginia Fund. The number of Tax-Free Fund shares issued in the exchange will be determined by dividing the aggregate value of the assets of Virginia Fund transferred (computed in accordance with the policies and procedures set forth in the current Prospectus of the Tax-Free Fund, subject to review and approval by Virginia Fund) by the net asset value per share of the Tax-Free Fund as of the close of regular trading on the

Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performances of Virginia Fund and the Tax-Free Fund, if the Valuation Date had been June 30, 2000, shareholders of Virginia Fund would have received 0.969 shares of the Tax-Free Fund for each fund share held.

As soon as practicable after the Closing Date, Virginia Fund will distribute, in liquidation of Virginia Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Tax-Free Fund received in the exchange. The Virginia Fund will accomplish this distribution by transferring the Tax-Free Fund shares then credited to the account of Virginia Fund on the books of the Tax-Free Fund to open accounts on the share records of the Tax-Free Fund in the names of Virginia Fund's shareholders, and representing the respective pro rata number of Tax-Free Fund shares due such shareholders. All issued and outstanding shares of Virginia Fund will be simultaneously cancelled on the books of the Company.

The Virginia Fund was closed to investments in new accounts at 4:00 p.m. on July 18, 2000 and will be closed to existing accounts by September 1, 2000.

The stock transfer books of the Company with respect to Virginia Fund will be permanently closed as of the close of business on the Valuation Date. The Virginia Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Tax-Free Fund shares to be distributed to fund shareholders pursuant to the Plan.

The Plan provides that after the Closing Date the Company will pay or make provision for all liabilities of Virginia Fund and distribute all remaining assets of Virginia Fund, if any, to its former shareholders.


Conditions to Closing

The obligation of Virginia Fund to transfer its assets to the Tax-Free Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Tax-Free Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Tax-Free Fund, receipt of an opinion of counsel to the Tax-Free Fund and approval of the Plan by the shareholders of Virginia Fund as described above. The obligation of the Tax-Free Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Virginia Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from Virginia Fund and receipt of an opinion of counsel to Virginia Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Board of Trustees of the Company. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of Virginia Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of Virginia Fund that would detrimentally affect the value of Tax-Free Fund's shares to be distributed.


Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incurred in connection with the reorganization (other than taxes, interest, brokerage or extraordinary items).


Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), with no gain or loss recognized as a consequence of the reorganization by the Tax-Free Fund, Virginia Fund or its shareholders. The consummation of the transactions contemplated under the Plan is conditioned upon receipt of an opinion from Swidler Berlin Shereff Friedman LLP, counsel to the Company, to the effect that, on the basis of certain representations of fact by officers of Virginia Fund and Tax-Free Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

   . no gain or loss will be recognized by Virginia Fund on the transfer of its assets to the Tax-Free Fund solely in exchange for shares of the Tax-Free Fund and no gain or loss will be recognized by Virginia Fund on the distribution of shares received pursuant to the Plan to shareholders of Virginia Fund in complete liquidation of Virginia Fund;

   . no gain or loss will be recognized by the Tax-Free Fund on the receipt of the assets of Virginia Fund solely in exchange for the Tax-Free Fund shares;

   . the adjusted basis of each asset of Virginia Fund in the hands of the Tax-Free Fund will be the same as the adjusted basis of such asset in the hands of Virginia Fund immediately prior to the transaction;

   . the holding period of each asset of Virginia Fund in the hands of the Tax-Free Fund will include the holding period of such asset in the hands of Virginia Fund immediately prior to the transaction;

   . no gain or loss will be recognized by fund shareholders upon the receipt of the Tax-Free Fund shares (including fractional shares) solely in exchange for shares of Virginia Fund;

   . the adjusted basis of the Tax-Free Fund shares received by each fund shareholder (including fractional shares) will be the same as the adjusted basis of Virginia Fund shares surrendered in exchange therefore; and

   . the holding period of the Tax-Free Fund shares (including fractional shares) received by each fund shareholder will include the holding period of Virginia Fund shares surrendered in exchange therefore, provided that such shares were held as a capital asset in the hands of Virginia Fund shareholder on the date of the exchange.

It is anticipated that at the date of the reorganization, both Virginia Fund and Tax-Free Fund will have tax basis net capital losses available to offset future tax basis net capital gains. Applicable provisions of the Internal Revenue Code may limit the ability of Tax-Free Fund to use such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or on any court. The Company does not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of Virginia Fund, followed by the taxable liquidation of Virginia Fund.


Description of Tax-Free Fund Shares

Full and fractional shares of the Tax-Free Fund will be issued to shareholders of Virginia Fund in accordance with the procedures under the Plan as described above. Each Tax-Free Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights and will be transferrable on the books of the Tax-Free Fund. Ownership of Tax-Free Fund shares by former shareholders of Virginia Fund will be recorded electronically and the Tax-Free Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of Virginia Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the Tax-Free Fund.

The voting rights of Virginia Fund and Tax-Free Fund are the same. As shareholders of the Tax-Free Fund, former shareholders of Virginia Fund will have the same voting rights with respect to the Tax-Free Fund and the Company as they currently have with respect to Virginia Fund and the Company. The Company does not routinely hold annual meetings of shareholders.

Capitalization

The following table shows the unaudited capitalization of Virginia Fund and the Tax-Free Fund as of June 30, 2000, and on a pro forma basis as of that date giving effect to the proposed acquisition of Fund assets. The actual net assets of Virginia Fund and the Tax-Free Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases and redemptions of shares.

                      Net Assets  Net Asset Value        Shares
  Fund                 (000's)       Per Share     Outstanding (000's)
 ---------------------                                                  -----

  Virginia             $ 32,620        $5.07              6,435
                      --------------------------------------------------
  Tax-Free              393,149         5.23             75,182
                      --------------------------------------------------
  Pro Forma Combined    425,769         5.23             81,419
 ----------------------------------------------------------------------------




Other Matters

To the extent permitted by law, the Plan may be amended without shareholder approval by the Board of Trustees of the Company; and the Company may waive without shareholder approval any default by Virginia Fund or Tax-Free Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of Virginia Fund or the Tax-Free Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of Virginia Fund by action of the Board of Trustees of the Company. The Company may, at its election, terminate the Plan in the event that the reorganization has not closed on or before January 31, 2001.


                              FINANCIAL STATEMENTS

The audited financial statements of the Tax-Free Fund and Virginia Fund for the year ended February 28, 2000 are incorporated by reference in this Statement. Each fund's prospectus also contains financial highlights for the fund's fiscal year ended February 28, 2000, as shown below:

 Table 2  Financial Highlights
                                        Year ended February 28
  Virginia                1996/a/     1997       1998       1999      2000/a/
 ------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  5.06    $  5.16    $  5.13    $  5.15    $  5.18
  Income From Investment Operations
  Net investment income    0.21/b/    0.20/b/    0.19/b/    0.19/b/    0.18/b/
                         -------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.11      (0.03)      0.03       0.04      (0.11)
  unrealized)
                         -------------------------------------------------------
  Total from investment
  operations                0.32       0.17       0.22       0.23       0.07
  Less Distributions
  Dividends (from net      (0.21)     (0.20)     (0.19)     (0.19)     (0.18)
  investment income)
                         -------------------------------------------------------
  Distributions (from      (0.01)        --      (0.01)     (0.01)     (0.01)
  capital gains)
                         -------------------------------------------------------
  Total distributions      (0.22)     (0.20)     (0.20)     (0.20)     (0.19)
                         -------------------------------------------------------
  Net asset value, end   $  5.16    $  5.13    $  5.15    $  5.18    $  5.06
  of period
                         -------------------------------------------------------
  Total return              6.43%/b/   3.33%/b/   4.48%/b/   4.51%/b/   1.48%/b/
  Ratios/Supplemental Data
  Net assets, end of     $12,480    $16,314    $20,361    $26,772    $27,620
  period (in thousands)
                         -------------------------------------------------------
  Ratio of expenses to      0.65%/b/   0.65%/b/   0.65%/b/   0.62%/b/   0.60%/b/
  average net assets
                         -------------------------------------------------------
  Ratio of net income       4.07%/b/   3.84%/b/   3.81%/b/   3.65%/b/   3.61%/b/
  to average net assets
                         -------------------------------------------------------
  Portfolio turnover        36.4%      32.5%      75.0%      22.5%      39.3%
  rate
 ------------------------------------------------------------------------------------



 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through June 30, 1998, and a 0.60% voluntary expense limitation in effect from July 1, 1998, through February 29, 2000.

 Table 2  Financial Highlights (continued)
                                          Year ended February 28
  Tax-Free               1996/a/      1997       1998       1999     2000/a/
 ------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $   5.25   $   5.37   $   5.35   $   5.37   $   5.39
  Income From Investment Operations
  Net investment income      0.23       0.23       0.22       0.22       0.21
                         -------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and               0.12      (0.02)      0.05       0.04      (0.18)
  unrealized)
                         -------------------------------------------------------
  Total from investment
  operations                 0.35       0.21       0.27       0.26       0.03
  Less Distributions
  Dividends (from net       (0.23)     (0.23)     (0.22)     (0.22)     (0.21)
  investment income)
                         -------------------------------------------------------
  Distributions (from       --         --         (0.03)     (0.02)     (0.01)
  capital gains)
                         -------------------------------------------------------
  Total distributions       (0.23)     (0.23)     (0.25)     (0.24)     (0.22)
                         -------------------------------------------------------
  Net asset value, end   $   5.37   $   5.35   $   5.37   $   5.39   $   5.20
  of period
                         -------------------------------------------------------
  Total return               6.87%      4.02%      5.28%      4.90%      0.67%
  Ratios/Supplemental Data
  Net assets, end of     $445,228   $443,631   $438,951   $459,319   $404,634
  period (in thousands)
                         -------------------------------------------------------
  Ratio of expenses to       0.57%      0.56%      0.54%      0.53%      0.53%
  average net assets
                         -------------------------------------------------------
  Ratio of net income        4.39%      4.30%      4.23%      4.06%      4.07%
  to average net assets
                         -------------------------------------------------------
  Portfolio turnover         69.9%      84.3%      76.8%      39.9%      49.7%
  rate
 ------------------------------------------------------------------------------------


 /a /      Year ended February 29.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objective, policies, and restrictions of the Tax-Free Fund are described in greater detail in its prospectus.


Investment Policies and Objectives

In seeking to achieve their respective investment objectives, the Tax-Free Fund and Virginia Fund are guided by similar but different investment policies and restrictions which should be considered by the shareholders of Virginia Fund. Unless otherwise specified, the investment policies and restrictions of the Tax-Free Fund and Virginia Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% of a fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund's outstanding shares.

   . VIRGINIA FUND. The Virginia Fund seeks to provide the highest level of income exempt from federal and Virginia state income taxes consistent with modest fluctuation in principal value.

     The fund will invest at least 65% of its total assets in investment-grade Virginia municipal bonds. The portfolio's weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

     The fund will generally purchase investment-grade securities, which means its ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating) but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

     The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Virginia state income taxes. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

     Due to seasonal variations or shortages in the supply of suitable Virginia securities, the fund may invest in municipals whose interest is exempt from federal but not Virginia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

     Income from Virginia municipal securities is exempt from federal and Virginia state income taxes.

   . TAX-FREE FUND. The Tax-Free Fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

     The fund invests primarily in short- and intermediate-term municipal securities. Its weighted average maturity normally ranges from two to five years and is not expected to exceed five years. The fund generally buys investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may invest up to 5% of assets in below-investment-grade securities with ratings of BB (or the T. Rowe Price equivalent).

VIRGINIA AND TAX-FREE FUNDS

     Investment decisions for each fund reflect T. Rowe Price's outlook for interest rates and the economy as well as the prices and yields of various securities. This approach is designed to help T. Rowe Price capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may take advantage of the funds' 5% "baskets" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks such as hospital, electric utility, or private activity bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.

     While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with the funds' objectives.


Investment Restrictions

Except as previously discussed, the investment restrictions of the funds are the same, with the exception of the funds' fundamental policy on the percent limit on assets invested in any one issuer and percent limit on share ownership of any one issuer. As previously noted, the Virginia Fund is a non-diversified fund and the Tax-Free Fund is a diversified fund.


How has each fund performed?

The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

 LOGO                    LOGO


  The Virginia Fund's
  return for the six     The Tax-Free Fund's return for the six months ended
  months ended            6/30/00 was 2.55%.
  6/30/00 was 2.11%.



                           Calendar Year Total Returns
   Fund     "90"  "91"  "92"  "93"  "94"  "95"  "96"  "97"  "98"  "99"
 ----------------------------------------------------------------------------
  Virginia    --    --    --    --    --  7.56  3.53  4.30  4.76  1.44
  Tax-Free  6.04  7.88  6.02  6.32  0.33  8.11  4.01  5.30  4.97  0.99
 ----------------------------------------------------------------------------

 Virginia       Quarter ended Total return

 Best quarter   3/31/95   2.51%

 Worst quarter  6/30/99   -0.27%

 Tax-Free       Quarter ended Total return

 Best quarter   3/31/95   2.67%

 Worst quarter  3/31/94   -1.25%

 Table 3  Average Annual Total Returns
                                           Periods ended
                                         December 31, 1999
                                                     Shorter of
                                                     10 years or     Inception
                                  1 year  5 years  since inception     date
 ---------------------------------
  Virginia Fund                   1.44%    4.30%        4.30%        11/30/94
  Lehman 3-Year State GO Bond
  Index                           1.89     5.12         5.09
  Lipper Short Municipal Debt
  Funds Average                   1.69     4.32         4.32

  Tax-Free Fund                   0.99     4.65         4.97         12/23/83
 ---------------------------------
  Lehman Brothers 3 Year General
  Obligation Municipal Bond
  Index                           1.92     5.16         5.62
  Lipper Short-Intermediate
  Municipal Debt Funds Average    0.31     4.41         5.17
  Lipper Short Intermediate       0.71     4.58           --
  Municipal Debt Funds Index
 ------------------------------------------------------------------------------

 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

  Lehman indices do not reflect the deduction of any fees or expenses.


1999 Performance of Virginia Fund

The following information is excerpted from Virginia Fund's annual report dated February 29, 2000.

Higher interest rates made progress difficult for the six months ended February 29, but results were positive nonetheless. Dividends per share held steady at $0.09 for the period, more than offsetting a $0.04 decline in per share price. Our resulting 1.26% six-month total return comfortably outdistanced the Lipper benchmark of 1.07%. Returns for the 12-month period matched the Lipper average.

For the past six months we carried higher cash balances as yields moved higher. Our strategy was to keep duration short in the face of the Fed's tightening moves, while pursuing bonds that offer more yield whenever they are available - which is not often because of the high quality of the Virginia municipal market. (Duration measures a bond or bond fund's price sensitivity to changes in interest rates. The price of a bond fund with a duration of two years, for example, would drop 2% if rates rose by one percentage point.)

The fund's duration ranged between 1.75 and 2.15 years after July 1999, considerably shorter than the 2.15 to 2.55 range we previously maintained. In October, however, five-year yields approached 5% for the first time since March 1995, and we saw an opportunity to extend duration again, to 2.15 years. The portfolio finished the period with an average duration of 1.8 years. Given the recent high yields, we would like to buy as many four-year bonds as possible, but we are mindful of not becoming too aggressive while the Fed continues to tighten.

Our portfolio is skewed toward higher-yielding sectors of the investment-grade market, including hospital (11%), lease revenue (11%), and solid waste revenue bonds (7%). In the fall we purchased $1.1 million of Halifax County IDA Old Dominion Electric - issues we rarely have the opportunity to buy - which pushed our electric revenue exposure to 5%. We prefer to pursue these quality, higher-yielding opportunities because over time the yield component adds significantly to shareholder total returns, a combination of dividends and price appreciation.

The fund's largest allocations are to prerefunded bonds at 23% of assets and local general obligation bonds at 18%, up from 13% six months ago. While these numbers seem high, they are significantly below their share of outstanding debt in the short-term sector of the Virginia municipal market.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the Virginia Fund since inception. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO


********************************************************

                  Lehman 3-Year      Lipper Short                Virginia
                 State GO                 Municipal Debt            Short-Term
                Bond Index              Funds Average            Tax-Free Bond
Fund                  ----------------               --------------------
            ------------------

11/30/94        10000                             10000
                            10000

2/95                 10195                            10210
                             10228

2/96                 11017                            10830
                             10886

2/97                 11505                            11236
                             11248

2/98                 12115                            11747
                             11752

2/99                 12752                            12264
                             12282

2/00                 12929                            12453
                             12463

********************************************************

1999 Performance of Tax-Free Fund

The following information is excerpted from Tax-Free Fund's annual report dated February 29, 2000.

Your fund managed to provide modest positive returns for the 6- and 12-month periods ended February 29, 2000, in an environment characterized by falling prices and rising yields for all but the shortest maturities. Fund results exceeded the Lipper Short-Intermediate Municipal Debt Funds Average in both periods, largely because of our duration and credit strategy and the fund's low expenses.

Earlier in the fund's fiscal year, we had maintained a conservative duration to protect the portfolio against rising rates. In November, we took advantage of an opportunity to extend the fund's duration when the yield on 10-year municipal bonds approached 5.25%. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.) Bond prices rallied shortly afterward, and rates moved lower in December, at which time we took the opportunity to shorten duration to a neutral position. In January, rates on 10-year securities rose to 5.25%, and we lengthened once again. More recently, with interest rates falling, we have been maintaining an above-average duration because of the value we see in the market despite the Fed's bias toward a tighter monetary policy. Ten-year municipal yields are as high as they have been since 1994 and are extremely attractive in both absolute and relative terms compared with similar Treasuries.

We had been overweighting sectors of the market that offer more yield to take advantage of improving credit ratings. For example, we began to focus on New York bonds about four years ago when the state started to benefit from strength in the financial industry, and we currently hold about 18% of fund assets in various New York issues-three times the amount of our next-largest state allocation. Many of these securities were upgraded as New York's economy improved. In addition, we focused on uninsured bonds in three areas: electric/ nuclear revenue, lease-backed, and industrial revenue/pollution control. All three sectors offer incremental yield and improving fundamentals. Conversely, we have been underweighted in insured and prerefunded bonds, which do not provide the yields we find in the other areas.

Our goal was to raise the portfolio's yield by swapping securities for others with higher yields. The six-month dividend yield rose from 4.03% to 4.22% over the past six months-equal to a taxable yield of 6.59% for someone in the 36% income tax bracket.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the Tax-Free Fund over the past 10 fiscal year periods. The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LOGO


Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                      Lehman            Lipper              TFS

2/90              10.000            10.000              10.000

2/91              10.837            10.780              10.706

2/92              11.720            11.631              11.449

2/93              12.738            12.704              12.308

2/94              13.181            13.172              12.738

2/95              13.527            13.448              13.109

2/96              14.616            14.434              14.009

2/97              15.288            15.025              14.572

2/98              16.105            15.843              15.341

2/99              16.956            16.582              16.093

2/00              17.197            16.602              16.200


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


How can I get more information about the funds?

The funds file proxy materials, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's New York Regional

Office, Seven World Trade Center, Suite 1300, New York, New York 10048, and Chicago Regional Office, Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of these materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

A copy of each fund's most current annual shareholder report was mailed to all shareholders of record at the close of business for the funds' fiscal period-end. If you would like to receive additional copies of the report, please contact T. Rowe Price by calling 1-800-541-5910; writing to 100 East Pratt Street, Baltimore, Maryland 21202; or visiting our website at www.troweprice.com. All copies are provided free of charge.


            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING


Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Board of the Company, including a majority of the independent trustees, has concluded that the reorganization is in the best interests of the shareholders of Virginia Fund and therefore recommends that shareholders vote for approval of the Plan. The votes will be formally counted at the special meeting on Wednesday, October 25, 2000, and if the special meeting is adjourned, at any later meeting. The Virginia Fund's shareholders may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.


Who is eligible to vote?

Shareholders of record at the close of business on August 25, 2000, (the "RECORD DATE") are entitled to vote. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 1, 2000.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 25, 2000. Under Massachusetts law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold the meeting, a majority of Virginia Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of the proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of Virginia Fund's shareholders.


How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposal. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO THE PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the Virginia Fund's outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.


Can additional matters be acted upon at the special meeting?

The management of Virginia Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who Virginia Fund has retained to tabulate the votes. In addition, Virginia Fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.


How can proxies be solicited, and who pays for the costs involved?

Trustees, officers, or employees of the Virginia Fund or of its investment manager, T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The costs of the meeting, including the solicitation of proxies, will be paid by
T. Rowe Price. To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposal outlined in this Statement, T. Rowe Price may retain the services of a proxy solicitor to assist it in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.


Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with Virginia Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.


                      GENERAL INFORMATION ABOUT THE FUNDS

Who are the principal holders of each fund's shares?

Table 4 sets forth the persons owning more than 5% of each fund's outstanding common stock as of June 30, 2000.

 Table 4  Record/Beneficial Ownership of the
Funds' Shares
                   Fund                                     Owner                   % Ownership
 -----------------------------------------------------------------------------------------------
  Virginia                                   National Financial Services for the       12.68

                                             Exclusive Benefit of our Customers

                                             200 Liberty

                                             One Financial Center, 4th Floor

                                             New York, New York 10005-3500
 -----------------------------------------------------------------------------------------------
  Tax-Free                                   Charles Schwab & Co. Inc.                  5.67

                                             Reinvest Account

                                             Attn.: Mutual Fund Dept.

                                             101 Montgomery Street

                                             San Francisco, California 94104-4122
 -----------------------------------------------------------------------------------------------




As of June 30, 2000, the executive officers and directors of the Tax-Free Fund, as a group, beneficially owned, directly or indirectly, _________ shares, representing less than 1% of its outstanding stock.


                          TRANSFER AGENT AND CUSTODIAN

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds' securities.


                                 LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Tax-Free Fund are being passed upon by Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174.


                                    EXPERTS

The financial statements of the Tax-Free Fund and Virginia Fund included in the Annual Reports to Shareholders for the fiscal year ended February 29, 2000 have been incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP given on their authority as experts in auditing and accounting.

                                   Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made this ____ day of September, 2000, by and between T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., a corporation organized and existing under the laws of Maryland (the "Acquiring Fund"), and T. Rowe Price State Tax-Free Income Trust (a Massachusetts business trust), on behalf of its separately designated series, the Virginia Short-Term Tax-Free Bond Fund (the "Acquired Fund"). All references in this agreement to the Acquired Fund are, as applicable, to T. Rowe Price State Tax-Free Income Trust on behalf of the Virginia Short-Term Tax-Free Bond Fund.


                              W I T N E S S E T H:

     The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of Common Stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   ASSETS TO BE TRANSFERRED

     A.
REORGANIZATION. Prior to the close of regular trading on the New York Stock Exchange (the "Exchange") on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund's assets (the "Custodian"), in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below.

Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the "Valuation Date" (hereinafter defined).

     B.
VALUATION. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund's current prospectus and statement of additional information under the Securities Act of 1933 (the "1933 Act") and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund's current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

     C.EXCLUDABLE ASSETS. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business, (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date, and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement (other than costs and expenses to be paid for by T. Rowe Price).

2.   DEFINITIONS

     A.CLOSING AND CLOSING DATE. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland beginning at 10:00 a.m.,

Eastern time, on November 1, 2000, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or
(ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

     B.
VALUATION DATE. The business day next preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

     C.
DELIVERY. Portfolio securities shall be delivered by the Acquired Fund to the Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the "Delivery Date"), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. FAILURE TO DELIVER SECURITIES. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian, including brokers' confirmation slips.

4. POST-CLOSING DISTRIBUTION AND LIQUIDATION OF THE ACQUIRED FUND. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund; and the Acquired Fund shall no longer be listed on Form N-SAR. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated, and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund's transfer agent (the "Acquired Fund Record Holders") be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. ACQUIRED FUND SECURITIES. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historic business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the "Securities List"), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund's Treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. LIABILITIES AND EXPENSES. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund's expenses in connection with the carrying-out of this Agreement.

7.   LEGAL OPINIONS.

     A.OPINION OF ACQUIRED FUND COUNSEL. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Swidler Berlin Shereff Friedman, LLP, and the factual representations supporting such opinions as shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

     B.
OPINION OF ACQUIRING FUND COUNSEL. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Swidler Berlin Shereff Friedman, LLP, and the factual representations supporting such opinions shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. ACQUIRED FUND REPRESENTATIONS, WARRANTIES AND COVENANTS. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

     A.
that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the

Acquired Fund as of February 29, 2000 and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

     B.
that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on August 31, 2000. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

     C.
that there are no legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund's ability to consummate the transactions contemplated hereby;

     D.
that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Trustees by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 18, 2000, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Massachusetts and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

     E.
that from the date of this Agreement through the Closing Date, there shall not have been:

        (1)
     any material change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and B. above;

        (2)
     any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

        (3)
     issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

        (4)
     any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

        (5)
     any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

        (6)
     any grant or imposition of any lien, claim, charge or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

     F.
that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

     G.
that the Acquired Fund has filed all federal, state and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

     H.
that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

     I.
that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder;

     J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

     K.
that the Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Master Trust Agreement or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally and general principles of equity;

     L.
that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

     M.
that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management company and subclassified as an open-end non-diversified company.

9. ACQUIRING FUND REPRESENTATIONS, WARRANTIES AND COVENANTS. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

     A.
that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of February 29, 2000 and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

     B.
that the Acquiring Fund shall furnish to the Acquired Fund unaudited schedules of portfolio investments and unaudited statements of assets and liabilities (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments) and the related statements of operation and statements of changes in net assets of the Acquiring Fund for the semiannual period of the Acquiring Fund occurring between the date following the date specified in paragraph 9.A. above and August 31, 2000. These financial statements will be prepared in accordance with generally accepted accounting principles, will reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquiring Fund as of the dates of such statements and for the periods covered thereby;

     C.
that there are no legal, administrative or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund's ability to consummate the transactions contemplated hereby;

     D.
that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 18, 2000, and that approval by the Acquiring Fund's shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

     E.
that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and B. above;

     F.
that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management company and subclassified as an open-end diversified company;

     G.
that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

     H.
that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

     I.
that the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally and general principles of equity;

     J.
that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

     K.
that the Acquiring Fund has filed all federal, state and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

     L.
that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

     M.
the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.  CERTAIN CONDITIONS.

     Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

     A.
REGISTRATION STATEMENT AND PROXY STATEMENT/ PROSPECTUS. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquired Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

     B.
SHAREHOLDER VOTE. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

     C.
PENDING OR THREATENED PROCEEDINGS. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     D.
APPROPRIATE ARTICLES. The Acquired Fund shall execute and cause to be filed with the state of Massachusetts, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

     E.
DECLARATION OF DIVIDEND. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired

Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

     F.
STATE SECURITIES LAWS. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

     G.
PERFORMANCE OF COVENANTS. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

     H.
REPRESENTATIONS AND WARRANTIES. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. NOTICES. All notices, requests, instructions and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

     If to the Acquiring Fund or Acquired Fund:

     Henry H. Hopkins, Esquire

     T. Rowe Price Associates, Inc.

     100 East Pratt Street

     Baltimore, Maryland 21202

     Fax Number (410) 345-6575


     with a copy to:

     Joel H. Goldberg, Esquire

     Swidler Berlin Shereff Friedman, LLP

     405 Lexington Avenue

     New York, New York 10174

     Fax Number (212) 891-9598

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.  TERMINATION.

     A.
This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9. and 10. have not been performed or do not exist on or before January 31, 2001.

     B.
In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers or trustees) shall have any liability to the other.

13.  EXHIBITS. All Exhibits shall be considered as part of this Agreement.

14. MISCELLANEOUS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. AMENDMENTS. The Acquired Fund and the Acquiring Fund by mutual consent of their Board of Trustees/Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16. WAIVER. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.  LIABILITY.

     A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

     B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:        T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.



__________________By  _______________________(SEAL)
                   Title: Vice President



WITNESS: T. ROWE PRICE STATE TAX-FREE INCOME TRUST, on behalf of the Virginia Short-Term Tax-Free Bond Fund



__________________By  ________________________(SEAL)
                   Title: Vice President

 VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL
 --------------------------------------------------

Call Toll-Free: 1-888-221-0697 Or By Accessing WWW.PROXYWEB.COM
Invest With Confidence

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET
T. Rowe Price

***CONTROL NUMBER: 999 999 999 999 99***
Ram Logo



                    Please fold and detach card at perforation before mailing

------------------------------------------------------------------------------

VIRGINIA SHORT-TERM TAX-FREE BOND FUND ("Fund")

                    MEETING TIME:  8:00 A.M. EASTERN TIME
                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

By my signature below, I appoint William T. Reynolds and James S. Riepe as proxies to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 25, 2000, at 8:00 a.m., ET at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007, and at any adjournments of the meeting. Messrs. Reynolds or Riepe may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Reynolds and Riepe to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.



                         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

                                          Date_____________________


                                               NOTE:  Please sign exactly as
                                               name appears on this proxy. Joint
                                               owners should each sign
                                               personally. Trustees and other
                                               fiduciaries should indicate the
                                               capacity in which they sign, and
                                               where more than one name appears,
                                               a majority must sign. If a
                                               corporation, this signature
                                               should be that of an authorized
                                               officer who should state his or
                                               her title.
                                               ________________________________

                           CONTINUED ON REVERSE SIDE Signature(s) (and Title(s),
                                                  if applicable)



                                                                             VAS

Please refer to the Proxy Statement discussion of this proposal.
THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgement.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR OF THE FOLLOWING:
                                        ---

           Please fold and detach card at perforation before mailing.

-------------------------------------------------------------------------------

               Please vote by checking the appropriate box below.

                                                                                                                      FOR       AGAI

1.                                                To approve or disapprove an Agreement and Plan of                   /  /        /
                                                  Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of Virginia Short-Term Tax-
                                                  Free Bond Fund (the "Virginia Fund"), to T. Rowe Price Tax-
                                                  Free Short-Intermediate Fund, Inc. (the "Tax-Free Fund"), in
                                                  exchange for shares of the Tax-Free Fund and the distribution of Tax-Free Fund shares to the shareholders of the Virginia
                                                  Fund in liquidation of the Virginia Fund.


                          PLEASE SIGN ON REVERSE SIDE

                                                                             VAS

PAGE 1
                    Voting Your Proxy: It's Easier Than Ever

The enclosed proxy discusses matters affecting your T. Rowe Price fund. IT'S IMPORTANT TO VOTE on these issues, and voting promptly can save money for your fund by making a second mailing unnecessary. In addition to the option of mailing the proxy card back to us, we now offer you TWO OTHER WAYS TO VOTE - by touch-tone telephone and by computer via the Internet. Using either SAVES TIME for you and HELPS REDUCE YOUR FUND'S EXPENSES. T. Rowe Price Ram Logo T. Rowe Price Investment Services, Inc., Distributor.

So after you've read the proxy information about your fund, but BEFORE you sign, seal, and mail the proxy card, consider voting either by telephone or by computer via the Internet.

GRAPHIC OF TELEPHONE

 By touch-tone TELEPHONE:

 . have the proxy card handy

 . call 1-888-221-0697 toll free

 . enter the control number found in the upper left corner of your proxy card

 . follow the simple recorded instructions


GRAPHIC OF COMPUTER SCREEN

 By COMPUTER via the Internet:

 . have the proxy card handy

 . go to the Website WWW.PROXYWEB.COM

 . enter the control number found in the upper left corner of your proxy card

 . follow the instructions on the screen


IF YOU VOTE BY COMPUTER OR TELEPHONE, YOU DO NOT NEED TO MAIL THE PROXY CARD.

Thank you.

                    STATEMENT OF ADDITIONAL INFORMATION FOR
              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
              ----------------------------------------------------


Acquisition of the assets of

T. ROWE PRICE STATE TAX-FREE INCOME TRUST ON BEHALF OF
  VIRGINIA SHORT-TERM TAX-FREE BOND FUND (THE VIRGINIA FUND)

By and in exchange for shares of

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. ON BEHALF OF
  T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND (THE TAX-FREE
  FUND)


  This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the Virginia Fund by the Tax-Free Fund in exchange for shares of the Tax-Free Fund.

  This Statement of Additional Information consists of this Cover Page, the Statement of Additional Information of the Tax-Free Fund and the Virginia Fund, and the annual reports of the Tax-Free Fund and the Virginia Fund. Each of these documents described below is attached hereto and incorporated by reference herein.

  (1)
Statement of Additional Information, dated July 1, 2000 for the Tax-Free Fund and the Virginia Fund; and

  (2)the annual reports, dated, February 29, 2000, for the Tax-Free Fund and the Virginia Fund.

  This Statement of Additional Information is not a prospectus; a Proxy Statement/Prospectus dated September 1, 2000, relating to the above-reference transaction may be obtained from T. Rowe Price Associates, Inc. This Statement of Additional Information should be read in conjunction with such Proxy Statement/Prospectus. The date of this Statement of Additional Information is September 1, 2000.

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is July 1, 2000.

         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST (the "Trust")
              California Tax-Free Bond Fund
              California Tax-Free Money Fund
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST (the "Trust")
              Florida Intermediate Tax-Free Fund
              Georgia Tax-Free Bond Fund
              Maryland Short-Term Tax-Free Bond Fund
              Maryland Tax-Free Bond Fund
              New Jersey Tax-Free Bond Fund
              New York Tax-Free Bond Fund
              New York Tax-Free Money Fund
              Virginia Short-Term Tax-Free Bond Fund
              Virginia Tax-Free Bond Fund
                                       and
         T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
              T. Rowe Price Tax-Efficient Balanced Fund
              T. Rowe Price Tax-Efficient Growth Fund
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
              T. Rowe Price Tax-Exempt Money Fund
              T. Rowe Price Tax-Exempt Money Fund--PLUS Class
         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated July 1, 2000, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended February 29, 2000, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C03-043 7/1/00

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock             69       Pricing of Securities                     60

------------------------------     --------------------------------------------
Code of Ethics            53       Principal Holders of Securities           47

------------------------------     --------------------------------------------
Custodian                 53       Ratings of Commercial Paper               75

------------------------------     --------------------------------------------
Distributor for the       52       Ratings of Municipal Debt Securities      73
Funds
------------------------------     --------------------------------------------
Dividends and             62       Ratings of Municipal Notes and            75
Distributions                      Variable Rate Securities
------------------------------     --------------------------------------------
Federal Registration      71       Risk Factors                               3
of Shares
------------------------------     --------------------------------------------
Independent               71       Risk Factors Associated with a             5
Accountants                        California Portfolio
------------------------------     --------------------------------------------
Investment Management     48       Risk Factors Associated with a             7
Services                           Florida Portfolio
------------------------------     --------------------------------------------
Investment Objectives      2       Risk Factors Associated with a             9
and Policies                       Georgia Portfolio
------------------------------     --------------------------------------------
Investment Performance    66       Risk Factors Associated with a            11
                                   Maryland Portfolio
------------------------------     --------------------------------------------
Investment Program        19       Risk Factors Associated with a New        12
                                   Jersey Portfolio
------------------------------     --------------------------------------------
Investment                37       Risk Factors Associated with a New        13
Restrictions                       York Portfolio
------------------------------     --------------------------------------------
Legal Counsel             71       Risk Factors Associated with a            16
                                   Virginia Portfolio
------------------------------     --------------------------------------------
Management of the                  Risk Factors Associated with
Funds                              Tax-Efficient Growth Fund and the
                          40       Equity Portion of Tax-Efficient           18
                                   Balanced Fund
------------------------------     --------------------------------------------
Net Asset Value Per       61       Services by Outside Parties               53
Share
------------------------------     --------------------------------------------
Organization of the       70       Tax Status                                62
Funds
------------------------------     --------------------------------------------
Portfolio Management      26       Yield Information                         64
Practices
------------------------------     --------------------------------------------
Portfolio Transactions    54

------------------------------     --------------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   The funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   All Funds (other than Tax-Efficient Growth Fund)

   The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

   All Funds

   Because of their investment policies, the funds may or may not be suitable or appropriate for all investors. The funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the fund will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. The Tax-Efficient Growth Fund will normally invest substantially all of its assets in common stocks. Assets of these funds invested in equity securities will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the funds will achieve their investment objectives.

   All Funds (other than Tax-Efficient Growth Fund)


                              Municipal Securities

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund's portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.

   After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event would require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Municipal Bond Insurance All of the funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

   Money Funds

   The Money Funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors/Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors/Trustees. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   Bond and Balanced Funds

   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for all investors. The funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher-quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.


               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO
   The funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The state, its agencies and local governmental entities issued $27.0 billion in long-term debt in 1999. Approximately 25% was general obligation debt, backed by the taxing power of the issuer, while 75% were revenue bonds and lease-backed obligations, issued for a wide variety of purposes, including transportation, housing, education and health care.

   As of February 1, 2000, the State of California had approximately $20.4 billion in outstanding general obligation bonds secured by the state's revenue and taxing power. An additional $11.7 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 20% of the state's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 2000, the state issued $1.0 billion in short-term notes for this purpose. California also operates a commercial paper program which it uses to finance construction projects. $1.0 billion of commercial paper was outstanding as of February 1, 2000. The state supports $5.7 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

   Economy California's economy is the largest among the 50 states and one of the largest in the world. Its 1999 population of 34 million represents 12% of the U.S. total. The state's per capita personal income in 1999 exceeded the U.S. average by 3%. The State of California has benefitted from its focus on the high technology sector.

   California's economy suffered through a severe recession during the early 1990s as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the state has been in a steady recovery, exhibiting significant job growth and gains in personal income. Growth was expected to moderate in 1999 and 2000, but is, in fact, continuing at strong levels. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

   Recessionary influences and the effects of overbuilding in selected areas resulted in a contraction in real estate values in many regions of the state in prior years. All urban areas have shown improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

   Legislative Due to the funds' concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

   In 1978, California voters approved "Proposition 13" adding Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the state phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987 and it is possible another refund will occur in the near term based on the strong growth in personal income tax revenues.

   Proposition 218, the "Right to Vote on Taxes Act," was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the state's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state General Fund revenues. The major effect of Proposition 98 has been to restrict the state's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990s placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the state's general obligation bonds were downgraded from AAA to A.

   Reflecting the recent trend of economic recovery, the state's financial condition has improved considerably. Fiscal 1999 closed with a reserve balance of $3.9 billion. Much of this cushion is the result of explosive growth in capital gains tax collections and sales tax receipts. The Governor has proposed a budget for fiscal 2000 which features continued growth in capital gains tax collections, offset by a cut in the vehicle license fee. The state's reserve is projected to be $3.0 billion at the end of fiscal 2000 (1.2% of revenues.) Revenues have been coming in above forecast. In October 1998, Moody's upgraded the state's general obligation bonds to Aa3 from A1; in August 1999, S&P upgraded the state's general obligations to AA- from A+; in February 2000, Fitch upgraded the state's general obligation bonds to AA from AA-. The consequences of the state's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations realized significant cutbacks in funding during the last recession. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties. The County's ratings were restored to investment grade in 1998 and were upgraded again in 1999.

   Sectors Certain areas of potential investment concentration present unique risks. In 1999, $2.4 billion of tax- exempt debt issued in California was for public or nonprofit hospitals. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO
   The fund's program of investing primarily in AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1999, $11.6 billion in state and local debt was issued in Florida, a 24% decrease from the previous year. Debt issued in 1999 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of June 30,1999, the State of Florida had $9.2 billion outstanding general obligation bonds secured by the state's full faith and credit and taxing power. General bonded debt service accounted for a modest 2.4% of all governmental expenditures in fiscal year 1990. Approximately an additional $4 billion in outstanding bonds have been issued by the state and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by S&P, and AA by Fitch as of May 8, 2000. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

   Several agencies of the state are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

   Economy The State of Florida has a population of approximately 15.3 million, making it the fourth largest state. Due to immigration, the state's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. In 1999, visitor arrivals once again surpassed all previous years and this trend is expected to continue. Forecasts show a 5% increase is anticipated for 2000 and total arrivals will grow to 51.2 million.

   During most of the 1980s, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1991, Florida's unemployment rate was 8.2% versus 7.4% nationally. Florida's rapid non-farm job growth since 1996 has reversed this trend and the state's February 2000 unemployment rate now stands at 3.7% versus the rate of 4% one year ago. State per capita income is 98% of the national average and 108% of the level for the Southeast.

   Legislative The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

   Under current Florida law, shares of the fund will be exempt from the state's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. In recent years, the Florida legislature began efforts to gradually reduce the intangibles tax. In the 1998 and 1999 legislative sessions the rate has been reduced to its current level of $.01 per thousand dollars. It is anticipated that the legislature will continue to reduce or possibly eliminate the tax in future years.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1-June
   30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

   The state's revenue structure is narrowly based, relying on the sales and selective sales tax for 75% of its general revenues. This structure has brought some volatility to the state's finances, demonstrated most recently when the state developed budget shortfalls in fiscal years 1991 and 1992. Additionally, the ongoing moratorium one Commerce and internet sales tax could affect the states general revenues if such sales are allowed to continue without taxation. The state's location also leaves it vulnerable to natural disasters such as hurricanes. While these events can be devastating, the impact can sometimes be stimulative to the economy. For example, the state's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. Finally, in 1996 Florida settled a lawsuit with the tobacco industry where the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be $13 billion over 25 years. This money is earmarked to be used for children's health coverage, to reimburse the state for smoking related medical expenses and for state enforcement efforts to reduce sales of tobacco products. To date, settlement collections of $1 billion have been reported by the state.

   In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden on state finance. However, the demand for governmental services continues to grow because of above-average population growth and demographics.

   Sectors Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund's assets may be invested in health care issues.

   For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.


                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $5.6 billion in municipal bonds in 1999, a 7% decrease from the previous year. As of May 8, 2000, the state was rated Aaa by Moody's and AAA by S&P and Fitch.

   The State of Georgia currently has net direct obligations of approximately $5.2 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years and 67% of the state's debt is scheduled to be retired in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 5.1% of fiscal year 1999 treasury receipts.

   Georgia has also taken the step to establish "debt affordability" limits which state that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of prior years revenues. State debt issuance in the next few years will be limited so that the state will decrease to these levels.

   In addition to the general obligation and lease-backed debt described above, $318 million bonds have been issued and are outstanding by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the state.

   Economy The State of Georgia has a population of approximately 7.6 million, making it the 10th largest state. Since the 1960s, the state's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the state's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.

   The state's economy is well diversified. The current labor force of 4 million is largely concentrated in service and wholesale/retail trade jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. Georgia's one year employment growth (February 1999 to February 2000) stood at 4.6% compared to the national rate of 2.4%. The state's economy continues to outperform the nation. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S. and 105% of the Southeast region.

   Financial To a large degree, the creditworthiness of the portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the state's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

   During fiscal 1989 to 1991, the state's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the state to restore its financial cushion. Results for fiscal 1998 showed a continuation of this positive trend with a surplus of $685 million and an ending general fund balance of $1.2 billion, or 9% of revenues.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

   The State of Maryland disclosed in its fiscal year 1999 Comprehensive Annual Financial Report (CAFR) dated June 30, 1999 that it has approximately $3.5 billion in general obligation bonds outstanding and an additional $1.4 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain State higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

   Economy According to the 1999 CAFR, Maryland experienced solid growth in calendar year 1998. The strongest areas of employment growth were services, construction, and government. Total non-agricultural employment in the State increased 2.5%. The State reports that non-agricultural employment is expected to grow 2.1% in 1999, slowing to 1.6% in 2000. Personal income is estimated to grow by 5.7% in 1999, decelerating slightly to 5.6% in 2000. Projections of slower growth in employment and personal income reflect the expectation that the nation will experience an economic slowdown in 2000.

   Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The State continues to demonstrate a conservative approach to managing its finances. Fiscal year 1999 concluded with a general fund operating surplus of $1.1 billion. The general fund balance rose to a healthy $2.0 billion or 16% of general revenues. The State continues to show strong performance in fiscal year 2000. In December 1999, the State's Board of Revenue Estimates reported that revenues for fiscal year 2000 have been revised upward to $9.1 billion, an increase of $575 million.

   Sectors Investment concentration in a particular sector can present unique risks.

   A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs have grown faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of New Jersey and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

   The State of New Jersey disclosed in its fiscal year 1999 Comprehensive Annual Financial Report (CAFR) dated June 30, 1999 that it has approximately $3.6 billion in general obligation bonds outstanding. In addition, the State has guaranteed the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and the State has also contracted with the Authority to provide annual appropriations for payment of debt service on certain other bonds. As of June 30, 1999, the amounts outstanding were $111 million and $571 million respectively. The State may also be required to provide appropriations to meet a deficiency in debt service payments for the South Jersey Port Corporation and the New Jersey Housing and Mortgage Finance Agency. General obligation debt of the state is rated Aa1 by Moody's and AA+ by S&P and Fitch.

   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this type.

   Economy According to the 1999 CAFR, New Jersey's large and diverse economy had the best two-year period of economic growth from 1997-1998 since 1987-1988. In 1998, personal income grew 5.6% and employment experienced a second year of 2% growth. Growth is expected to moderate in 1999-2000 as growth in the nation's economy slows. Employment is projected to grow 1.7% in 1999 and 1.4% in 2000. Personal income growth is expected to remain approximately 5%. Unemployment dropped to a 4.5% average for 1999, which was the lowest annual rate in ten years.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. The State had a stable 1999 fiscal year with a net increase in fund balance of $343 million for a healthy year-end amount of $2.2 billion or about 13% of general revenues. The New Jersey State Treasurer disclosed on April 12, 2000 that revenues for the first nine months of the current fiscal year totaled $13.4 billion, about one percent or $118 million below the budget forecast. Treasurer Machold stated that he was pleased that the budget was within one percent of the target for the year. Expenditures have also traditionally been below projected budgeted levels in the State of New Jersey.

   Sectors Investment concentration in a particular sector can present unique risks.

   A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

   The fund may be exposed to solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or state governments.


                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO
   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below-average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face out-year budget gaps due to spending growth which is anticipated to outpace revenue growth.

   New York State

   The state, its agencies, and local governments issued $20.1 billion in long-term municipal bonds in 1999, a 44% decrease from the previous year. As of March 31, 2000, total state-related bonded debt was projected to be $35.4 billion, of which $4.8 billion was general obligation debt and $30.6 billion was financed under lease-purchase or other contractual obligations. In addition, the state had $293 million in bond anticipation notes outstanding. Since 1993, the state has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of May 8, 2000, the state's general obligation bonds were rated A2 by Moody's, A+ by S&P and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance. The state no longer seeks rating from Moody's however.

   The fiscal stability of the state is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of May 8, 2000, there were 17 authorities that had aggregate debt outstanding, including refunding bonds and combined with state debt, of $95 billion. This makes New York State by far the largest debt issuer in the country.

   The authorities most reliant upon annual direct state support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC) - now the Empire State Development Corporation (ESDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by state authorities although substantial annual assistance is required by the MTA and the HFA in particular.

   Subsequent to the fiscal crisis of the mid-70s, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a Generally Accepted Accounting Principles (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

   To resolve its accumulated general fund deficit the state established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the state's assistance to localities and school districts, enabling the state to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Due to a strong Wall Street performance and a booming economy, New York ended fiscal 1999 with an accumulated surplus of $1.66 billion. The adopted budget for fiscal 2000 included tax cuts and a debt reform. Spending is projected to increase by 5.6%, a rate that is above projected inflation. Because of strong growth in personal income and business taxes, fiscal year 1999 ended with an operating surplus of $1.08 billion, which helped smooth budget balancing efforts for fiscal year 2000. Fiscal year 2000 is estimated to have ended with another large operating surplus.

   New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1999, per capita income in New York State was $30,752, 20% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980's that trend reversed and population increased slightly, standing at 18,175,301 in 1999. During 1990-1992, the state experienced a slowing of economic growth evidenced by the loss of

   425,000 jobs. Conditions have improved with non-farm employment growing by 3.1% as of February 2000 compared to 2.4% the prior year. Concerns over the state's economy continue to focus on the slow growth of the upstate region in comparison to the New York City region.

   New York City

   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

   Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with GAAP and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1999, had a total General Fund balance of $388 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

   As of May 1, 1999 the City's general obligation bonds are rated A3 by Moody's, A- by S&P and A by Fitch.

   While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1999 fiscal year with an operating surplus of $1.66 billion. The City's finances have been bolstered by strong tax receipts growth, fueled by strong financial markets over the last several years. Revenues and expenditures for the 1999 fiscal year were balanced in accordance with GAAP for the nineteenth consecutive year. New York City remains exposed to future budget pressure should there be a sharp downturn in the financial services sector, though it has established a budget stabilization account for contingency.

   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. With the issuance of $7 billion in debt, LIPA purchased LILCO common stock, acquired or redeemed certain preferred stock and outstanding debt, and funded the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA acquired LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island. In 2000, LIPA and Suffolk County finally reached a settlement of County's tax liability for the Shoreham plant.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third-party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO
   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The Commonwealth of Virginia and its local governments issued $4.3 billion of municipal bonds in 1999, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1999 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 1999, the Commonwealth of Virginia had $1.1 billion outstanding general obligation bonds secured by the Commonwealth's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The Commonwealth's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

   The Commonwealth also supports $2.0 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead, are subject to annual appropriations from the Commonwealth's General Fund.

   In addition to the Commonwealth and public authorities described above, an additional $8.2 billion in bonds has been issued by special public authorities in Virginia that are not obligations of the Commonwealth. These bonds include debt issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The Commonwealth of Virginia has a population of approximately 6.8 million, making it the twelfth largest state. Since the 1930s the Commonwealth's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 30% of the Commonwealth's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth's capital of Richmond. The Commonwealth's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody's, S&P and Fitch. The Commonwealth's budget is prepared on a biennial basis. From 1970 through 1998 the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia's personal income tax collections did, however, force the Commonwealth to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations from 1993 on. The Commonwealth posted a budgetary surplus for fiscal years 1995 to 1999 despite federal retiree settlements and other transfers. On June 30, 1999, the unreserved general fund balance, including a revenue stabilization account, totaled $983 million.

   A significant portion of the funds' assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All Funds

   Puerto Rico From time to time the funds invest in obligations of the Commonwealth of the Puerto Rico and its public corporations which are exempt form general state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education and public construction. In 1999, issuance in the Commonwealth totaled $1.6 billion, a decrease of 67% from the previous year total of $5 billion. As of June 30, 1999, public sector debt issued by the Commonwealth and its public corporations totaled approximately $24 billion.

   Since the 1980's Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during fiscal year 1999 reached 1.1 million people. The number of unemployed citizens, however, remains high at 11.2 percent but has been decreasing consistently over the past several years.

   Debt ratios for the Commonwealth remain high as it assumes much of the responsibility for the local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer and transportation systems. The Commonwealth's general obligation debt is secured by a first lien on revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in spending with the growth of the economic base available to service that debt. Between fiscal years 1996 and 1999, however the debt increased 27% while gross product rose 15%. Short-term debt remained a modest 7.8% of total debt outstanding as of June 30, 1999. The maximum annual debt service requirement on Commonwealth general obligation debt totals 8.9% of governmental revenues for fiscal year 1998. This is well below the 15% limit imposed by the Commonwealth of Puerto Rico but if other public corporation debt is included, the number rises significantly. This level of debt continues to be of concern.

   The fiscal year 1994 budget was balanced with an increase in the tollgate tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund balance of $185 million was recorded for the end of fiscal year 1999. At 1.9% of general fund revenues, this reserve level is low compared to other states.

   The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, levels of foreign assistance, and natural disasters. On September 21, 1998, Puerto Rico was directly hit by Hurricane Georges, which caused extensive public and private damage. Despite the overall destructiveness of the storm, the net impact may have been positive, as aid from the Federal Emergency Management Agency and insurers is estimated to exceed $3 billion.

   Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In 1997 legislation was introduced proposing a mechanism to permanently settle the political relationship with the United States. In March 1998, the U.S. House of Representatives voted in favor of a political status act that includes a referendum and a 10-year transition plan. A referendum held in December of 1998 resulted in an ambiguous outcome to the status question. Of the voting options available, a majority of voters opted for the choice labeled "None of the Above." While there are various interpretations to this result, it remains clear that no definite resolution to the status issue is anticipated in the near future.

   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5-year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a 10-year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short- and long-term effects of a phaseout of the Section 936 credit would have on the Puerto Rican economy.

   A final risk factor with Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely unfunded. The employees retirement system has an unfunded liability of $6 billion and the teachers retirement system has an unfunded liability of $1 billion. The government is working to resolve the liability as evidenced by the use of a portion of the proceeds of a sale of the Puerto Rican Telephone Company to cover a portion of the fund's deficiency.


           RISK FACTORS ASSOCIATED WITH TAX-EFFICIENT GROWTH FUND AND

                THE EQUITY PORTION OF TAX-EFFICIENT BALANCED FUND
   Foreign Securities
   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues or water and sewer charges, that are used to pay off the notes.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund's Board determines such securities are illiquid, they will be subject to the fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.

  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered as an investment in U.S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

       Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

       Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions or such rule.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

   Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

   In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

   Bond and Balanced Funds

  . Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   The funds may invest in other types of derivative instruments as they become available.

   For the purpose of the funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.

   All Funds (other than Tax-Efficient Growth Fund)


                             When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.

   All Funds (other than the Money and Tax-Efficient Growth Funds)


                                    Forwards

   The funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.


                  Investment in Taxable Money Market Securities

   Although the funds (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds) expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

  . Commercial Paper Paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Funds, is of equivalent investment quality as determined by the Board of Directors/Trustees.

  . Determination of Maturity of Money Market Securities The Money Funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instruments.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in Hybrid Instruments will account for more than 10% of the fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------
   All Funds (other than the Money Funds)


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Bond Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The Tax-Efficient Balanced and Tax-Efficient Growth Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Bond, Balanced, and Growth Funds

   The nature of such futures and the regulatory limitations and risks are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national (and for the Tax-Efficient Balanced and Tax-Efficient Growth Funds, foreign) futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

   All Funds (other than the Money Funds)

   The fund may purchase and sell options on the same types of futures in which it may invest.


                          Options on Futures Contracts

   Bond and Tax-Efficient Balanced Funds

   The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund's portfolio which were being hedged.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

   All Funds (other than the Money Funds)

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other
   T. Rowe Price funds in a fair and non-discriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Although the fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.


                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds

   The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the funds' prospectus and Statement of Additional Information when and if the funds decide to invest in options.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the fund (other than the Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer (California, Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (California, Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;

   (9) Taxable Securities (All Funds, except Tax-Efficient Balanced and Tax-Efficient Growth Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal, and if applicable, any state, city, or local income tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT; or

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the industry limitation of 25%.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

       For purposes of investment restriction (9), the fund measures the amount of its income from taxable securities, including AMT securities, over the course of the fund's taxable year.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Equity Securities (All Funds except Tax-Efficient Balanced and Tax-Efficient Growth Funds) Purchase any equity security or security convertible into an equity security provided that the fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the fund's investment objective and, further provided, that each Money Fund may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;

   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of Tax-Efficient Balanced and Tax-Efficient Growth Funds, securities of the Reserve Investment or Government Reserve Investment Funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) Short Sales Effect short sales of securities; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the fund would be invested in warrants.

                                      NOTES

       With respect to investment restriction (6), the funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                       Independent Directors/Trustees/(a)/

   All Funds except Tax-Efficient Funds

   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; formerly:
   Director, Maryland Chamber of Commerce and Provident Bank of Maryland; formerly: President, Baltimore Area Council Boy Scouts of America; Vice President and Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineers; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, Owner/President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: Centaur Capital Partners, One Westminster Place, Lake Forest, IL 60045

   Tax-Efficient Funds


   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President, Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O.Box 491, Chilmark, Massachusetts 02535

   DAVID K. FAGIN, 4/9/38, Director, Western Exploration and Development, Ltd. (6/97 to present); Director (5/92 to present); formerly: Chairman (5/92 to 12/97) and Chief Executive Officer (5/92 to 5/96) of Golden Star Resources Ltd.; formerly: President, Chief Operating Officer, and Director, Homestake Mining Company; (5/86 to 7/91); Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail Business Consultant; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAirways Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                                    Officers

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   California and State Tax-Free Trusts

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Trustee-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, 4/22/44, Trustee-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price


   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   LINDA A. BRISSON, 7/8/59, Vice President-Vice President, T. Rowe Price


   JOSEPH K. LYNAGH, 6/9/58, Vice President-Assistant Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price


   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   State Tax-Free Trust Only


   JEREMY N. BAKER, 2/27/68, Vice President-Assistant Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   ROBERT A. DONAHUE, 11/8/64, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price


   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Efficient Funds

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director and President-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
   T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, Executive Vice President-Managing Director, T. Rowe Price


   DONALD J. PETERS, 7/3/59, Executive Vice President-Vice President, T. Rowe Price

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President-Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst

   WILLIAM T. REYNOLDS, 5/26/48, Vice President-Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst

   ARTHUR S. VARNADO, 6/1/60, Vice President-Vice President, T. Rowe Price

   MARK R. WEIGMAN, 7/30/62, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price; Vice President, T. Rowe Price Trust Company

   Tax-Exempt Money Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   PATRICE BERCHTENBREITER ELY, 1/13/53, President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   JOSEPH K. LYNAGH, 6/9/58, Vice President-Vice President, T. Rowe Price

   MARY J. MILLER, 7/19/55, Vice President-Managing Director, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   Tax-Free High Yield Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price


   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Income Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   JEREMY N. BAKER, 2/27/68, Vice President-Assistant Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price


   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Intermediate Bond Fund


  * WILLIAM T. REYNOLDS, 5/26/48, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   CHARLES B. HILL, 9/22/61, President-Vice President, T. Rowe Price

   MARY J. MILLER, 7/19/55, Executive Vice President-Managing Director, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price


   ROBERT A. DONAHUE, 11/8/64, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools

   ERIC N. MADER, 12/20/68, Vice President-Employee, T. Rowe Price; (1998) formerly Special Assistant to the CFO, District of Columbia Public Schools


   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Short-Intermediate Fund

  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Executive Vice President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price

   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price


                               Compensation Table

   The funds do not pay pension or retirement benefits to their independent officers or directors/trustees. Also, any director/trustee of a fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the fund.

Name of Person,                   Aggregate Compensation from               Total Compensation from Fund and
Position                          Fund(a)                                   Fund Complex Paid to Directors/
---------------------------       ----------------------------------------  Trustees(b)
------------------------------------------------------------------------------------------------------------------------
                                                                            ----------------------------------------------
California Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,486                                      $65,000
Anthony W. Deering, Trustee                         1,328                                       80,000
F. Pierce Linaweaver, Trustee                       1,486                                       67,000
John G. Schriber, Trustee                           1,486                                       67,000
--------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Calvin W. Burnett, Trustee                         $1,355                                      $65,000
Anthony W. Deering, Trustee                         1,281                                       80,000
F. Pierce Linaweaver, Trustee                       1,355                                       67,000
John G. Schriber, Trustee                           1,355                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund
Calvin W. Burnett, Trustee                         $1,350                                      $65,000
Anthony W. Deering, Trustee                         1,281                                       80,000
F. Pierce Linaweaver, Trustee                       1,350                                       67,000
John G. Schriber, Trustee                           1,350                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,314                                      $65,000
Anthony W. Deering, Trustee                         1,272                                       80,000
F. Pierce Linaweaver, Trustee                       1,314                                       67,000
John G. Schriber, Trustee                           1,314                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,383                                      $65,000
Anthony W. Deering, Trustee                         1,296                                       80,000
F. Pierce Linaweaver, Trustee                       1,383                                       67,000
John G. Schriber, Trustee                           1,383                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $2,363                                      $65,000
Anthony W. Deering, Trustee                         1,618                                       80,000
F. Pierce Linaweaver, Trustee                       2,363                                       67,000
John G. Schriber, Trustee                           2,363                                       67,000
--------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,374                                      $65,000
Anthony W. Deering, Trustee                         1,291                                       80,000
F. Pierce Linaweaver, Trustee                       1,374                                       67,000
John G. Schriber, Trustee                           1,374                                       67,000
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,468                                      $65,000
Anthony W. Deering, Trustee                         1,335                                       80,000
F. Pierce Linaweaver, Trustee                       1,468                                       67,000
John G. Schriber, Trustee                           1,468                                       67,000
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Calvin W. Burnett, Trustee                         $1,365                                      $65,000
Anthony W. Deering, Trustee                         1,284                                       80,000
F. Pierce Linaweaver, Trustee                       1,365                                       67,000
John G. Schriber, Trustee                           1,365                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Virginia Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,275                                      $65,000
Anthony W. Deering, Trustee                         1,260                                       80,000
F. Pierce Linaweaver, Trustee                       1,275                                       67,000
John G. Schriber, Trustee                           1,275                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,548                                      $65,000
Anthony W. Deering, Trustee                         1,349                                       80,000
F. Pierce Linaweaver, Trustee                       1,548                                       67,000
John G. Schriber, Trustee                           1,548                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund
Donald W. Dick, Jr., Director(c)                   $1,008                                      $82,000
David K. Fagin, Director                            1,020                                       65,000
Hanne M. Merriman, Director                         1,020                                       65,000
Hubert D. Vos, Director                             1,020                                       66,000
Paul M. Wythes, Director                            1,008                                       80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Growth Fund
Donald W. Dick, Jr., Director(c)                   $  604                                      $82,000
David K. Fagin, Director                              615                                       65,000
Hanne M. Merriman, Director                           611                                       65,000
Hubert D. Vos, Director                               611                                       66,000
Paul M. Wythes, Director                              604                                       80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Calvin W. Burnett, Director                        $1,962                                      $65,000
Anthony W. Deering, Director                        1,480                                       80,000
F. Pierce Linaweaver, Director                      1,962                                       67,000
John G. Schriber, Director                          1,962                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Calvin W. Burnett, Director                        $2,619                                      $65,000
Anthony W. Deering, Director                        1,695                                       80,000
F. Pierce Linaweaver, Director                      2,619                                       67,000
John G. Schriber, Director                          2,619                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Calvin W. Burnett, Director                        $2,763                                      $65,000
Anthony W. Deering, Director                        1,750                                       80,000
F. Pierce Linaweaver, Director                      2,763                                       67,000
John G. Schriber, Director                          2,763                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund
Calvin W. Burnett, Director                        $1,373                                      $65,000
Anthony W. Deering, Director                        1,289                                       80,000
F. Pierce Linaweaver, Director                      1,373                                       67,000
John G. Schriber, Director                          1,373                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Calvin W. Burnett, Director                        $1,713                                      $65,000
Anthony W. Deering, Director                        1,402                                       80,000
F. Pierce Linaweaver, Director                      1,713                                       67,000
John G. Schriber, Director                          1,713                                       67,000
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from March 1, 1999 to February 29, 2000.

 (b) Amounts in this column are based on compensation received from January 1, 1999, to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of May 31, 2000, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.

   Tax-Efficient Balanced Fund: TRP Finance, Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.

   Tax-Exempt Money Fund-PLUS Class: Larry J. Neiterman and Elin W. Neiterman JT TEN, 8 Red Oak Drive, Sudbury, Massachusetts 01776-2826; George W. Mead, 700 Belle Isle, Wisconsin Rapids, Wisconsin 54494-4174.

   Tax-Free Short-Intermediate Fund: Charles Schwab & Co. Inc. reinvest account,
   Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122.

   Virginia Short-Term Tax-Free Bond Fund: National Financial Services for the exclusive benefit of our customers, 200 Liberty, One Financial Center, 4th Floor, New York, New York 10005-3500.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provide the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                       0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                       ------------------------------------------------------------------------------
                                       0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                       ------------------------------------------------------------------------------
                                       0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                       ------------------------------------------------------------------------------
                                       0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                       ------------------------------------------------------------------------------
                                       0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees of each fund are listed in the following chart:

California Tax-Free Bond Fund                 0.10%
California Tax-Free Money Fund                0.10
Florida Intermediate Tax-Free Fund            0.05
Georgia Tax-Free Bond Fund                    0.10
Maryland Tax-Free Bond Fund                   0.10
Maryland Short-Term Tax-Free Bond Fund        0.10
New Jersey Tax-Free Bond Fund                 0.10
New York Tax-Free Bond Fund                   0.10
New York Tax-Free Money Fund                  0.10
Virginia Tax-Free Bond Fund                   0.10
Virginia Short-Term Tax-Free Bond Fund        0.10
Tax-Efficient Balanced Fund                   0.20
Tax-Efficient Growth Fund                     0.30
Tax-Exempt Money Fund                         0.10
Tax-Free High Yield Fund                      0.30
Tax-Free Income Fund                          0.15
Tax-Free Intermediate Bond Fund               0.05
Tax-Free Short-Intermediate Fund              0.10



   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

                       Fund                             2000         1999          1998
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  932,000   $  878,000    $  744,000
California Tax-Free Money                               344,000      333,000       263,000
Florida Intermediate Tax-Free                           352,000      343,000       302,000
Georgia Tax-Free Bond                                   191,000      157,000       108,000
Maryland Tax-Free Bond                                4,357,000    4,157,000     3,659,000
Maryland Short-Term Tax-Free Bond                       532,000      468,000       488,000
New Jersey Tax-Free Bond                                506,000      462,000       352,000
New York Tax-Free Bond                                  863,000      818,000       670,000
New York Tax-Free Money                                 384,000      348,000       281,000
Virginia Tax-Free Bond                                1,171,000    1,081,000       895,000
Virginia Short-Term Tax-Free Bond                        19,000        5,000            0(a)
Tax-Efficient Balanced                                  200,000       14,000            0(b)
Tax-Efficient Growth                                    192,000          0(b)           0(b)
Tax-Exempt Money                                      2,774,000    3,176,000     2,989,000
Tax-Exempt Money Fund-PLUS Class                         55,000        2,000            0(b)
Tax-Free High Yield                                   7,823,000    8,119,000     7,051,000
Tax-Free Income                                       6,600,000    6,800,000     6,428,000
Tax-Free Intermediate Bond                              455,000      438,000       391,000
Tax-Free Short-Intermediate                           1,811,000    1,895,000     1,856,000
--------------------------------------------------------------------------------------------


  (a) Due to effect of expense limitations discussed below, the fund did not pay T. Rowe Price an investment management fee.

  (b) Prior to commencement of operations.

   Limitation on Fund Expenses
   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a fund is entitled to reimbursement, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

   No reimbursements may be made for the California and New York Funds unless approved by shareholders.


   California Tax-Free Money Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, New York Tax-Free Money Fund, Tax-Efficient Balanced Fund, Tax-Efficient Growth Fund, Tax-Exempt Money Fund-PLUS Class, and Virginia Short-Term Tax-Free Bond Fund


                                                                       Expense       Reimbursement
                    Fund                        Limitation Period      -------       -------------
                    ----                        -----------------       Ratio            Date
                                                                        -----            ----
                                                                      Limitation
                                                                      ----------
                                                                          0
                                                                          .
                                              March 1, 1999 -             55
California Tax-Free Money(a)                  February 28, 2001           %       February 28, 2003
                                                                          0.
                                              March 1, 1999 -             65
Georgia Tax-Free Bond(b)                      February 28, 2001           %       February 28, 2003
                                                                          0
                                                                          .
                                              March 1, 1999 -             60
Maryland Short-Term Tax-Free Bond(c)          February 28, 2001           %       February 28, 2003
                                                                          0
                                                                          .
                                              March 15, 1999 -            5
New York Tax-Free Money(d)                    February 28, 2001           5%      February 28, 2003
                                                                          1
                                                                          .
                                              March 1, 1999 -             00
Tax-Efficient Balanced(e)                     February 28, 2001           %       February 28, 2003
                                                                          1.
                                                                          1
                                              July 30, 1999 -             0
Tax-Efficient Growth                          February 28, 2001           %       February 28, 2003
                                              May 1, 2000 - April
Tax-Exempt Money Fund-PLUS Class(f)           30, 2001                  1.00%     April 30, 2002
                                                                          0
                                              March 1, 2000 -             .
Virginia Short-Term Tax-Free Bond(g)          February 28, 2000           6       February 29, 2004
                                                                          0%
-----------------------------------------------------------------------------------------------------



 (a) The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (b) The Georgia Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (c) The Maryland Short-Term Tax-Free Bond Fund previously operated under a 0.60% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (d) The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (e) The Tax-Efficient Balanced Fund previously operated under a 1.00% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.


 (f) The Tax-Exempt Money Fund-PLUS Class previously operated under a 1.00% limitation that expired April 30, 2000. The reimbursement period for this limitation extends through April 30, 2001.

 (g) The Virginia Short-Term Tax-Free Bond Fund previously operated under a 0.60% limitation that expired February 29, 2000. The reimbursement period for this limitation extends through February 28, 2002.

   Florida Intermediate Tax-Free, New Jersey Tax-Free Bond, and Tax-Free Intermediate Bond Funds

   The Florida Intermediate Tax-Free Fund previously operated under a 0.60% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

   The New Jersey Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

   The Tax-Free Intermediate Bond Fund previously operated under a 0.65% limitation that expired February 28, 1998. The reimbursement period for this limitation extends through February 29, 2000.

   California Tax-Free Money and New York Tax-Free Money Funds


   Pursuant to the California Money Fund's present expense limitation, $80,000, of management fees were not accrued for the year ended February 29, 2000. Additionally, $188,000 of unaccrued management fees related to a previous expense limitation remain subject to reimbursement through February 28, 2001.

   Pursuant to the New York Money Fund's present expense limitations, $70,000 of management fees were not accrued for the year ended February 29, 2000. Additionally, $177,000 of unaccrued management fees related to a previous expense limitation remain subject to reimbursement through February 28, 2001.


   Florida Intermediate Tax-Free Fund

   Pursuant to a previous expense limitation, $6,000 of unaccrued management fees were repaid during the year ended February 29, 2000.

   Georgia Tax-Free Bond Fund

   Pursuant to the present expense limitation, $61,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $158,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

   Maryland Short-Term Tax-Free Bond Fund


   Pursuant to a previous expense limitation, $2,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $7,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

   New Jersey Tax-Free Bond Fund


   Pursuant to the previous expense limitation, $17,000 of unaccrued 1998-1999 fees were repaid during the year ended February 29, 2000, and $8,000 remains subject to reimbursement through February 28, 2001.

   Virginia Short-Term Tax-Free Bond Fund


   Pursuant to the previous expense limitation, $96,000 of management fees were not accrued for the year ended February 29, 2000, and $97,000 remain unaccrued from a prior period.

   Tax-Efficient Balanced Fund


   Pursuant to the present expense limitation, $6,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $200,000 of unaccrued management fees and expenses related to a previous limitation remain subject to reimbursement through February 28, 2001.

   Tax-Efficient Growth Fund

   Pursuant to the present expense limitation, $32,000 of management fees were not accrued by the fund for the year ended February 29, 2000.

   Tax-Free Intermediate Bond Fund

   Pursuant to the previous expense limitation, $23,000 of unaccrued fees were repaid during the year ended February 29, 2000.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary.

   The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended February 29, 2000, to T. Rowe Price and its affiliates.

              Fund                  Transfer Agent and       Accounting
              ----                  ------------------       ----------
                                   Shareholder Services       Services
                                   --------------------       --------
California Tax-Free Bond                $  122,000            $ 77,000
California Tax-Free Money                   69,000              70,000
Florida Intermediate Tax-Free               54,000              70,000
Georgia Tax-Free Bond                       52,000              70,000
Maryland Short-Term Tax-Free Bond           74,000              70,000
Maryland Tax-Free Bond                     478,000              86,000
New Jersey Tax-Free Bond                    86,000              70,000
New York Tax-Free Bond                     138,000              77,000
New York Tax-Free Money                     64,000              70,000
Virginia Short-Term Tax-Free Bond           25,000              65,000
Virginia Tax-Free Bond                     165,000              70,000
Tax-Efficient Balanced                      46,000              64,000
Tax-Efficient Growth                        67,000              37,000
Tax-Exempt Money                         2,888,000             105,000
Tax-Exempt Money Fund-PLUS Class             9,000               2,000
Tax-Free High Yield                        615,000             116,000
Tax-Free Income                            582,000             116,000
Tax-Free Intermediate Bond                 101,000              70,000
Tax-Free Short-Intermediate                209,000              95,000
--------------------------------------------------------------------------





 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in 1999.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds to the extent they purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios (including the equity portion of the Tax-Efficient Balanced and Tax-Efficient Growth Funds) which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through Investment Services, the fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions;
   (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, T. Rowe Price may place orders for the fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("RF"), an affiliate of Price-Fleming. RF, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a wholly owned subsidiary of Jardine Fleming Group Limited ("JF"). JF is owned by RF.

   The Board of Directors/Trustees of the fund has authorized T. Rowe Price to utilize certain affiliates of RF and JF in the capacity of broker in connection with the execution of the fund's portfolio transactions. Other affiliates of RF and JF also may be used. Although it does not believe that the fund's use of these brokers would be subject to Section 17(e) of the 1940 Act, the Board of Directors/Trustees of the fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.


                                      Other

   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
California Tax-Free Bond       $  399,657,000  $  302,677,000   $  289,794,000
California Tax-Free Money         529,005,000     515,251,000      506,606,000
Florida Intermediate Tax-Free     164,457,000     141,767,000      142,932,000
Georgia Tax-Free Bond             128,761,000      73,638,000       97,029,000
Maryland Tax-Free Bond          1,074,813,000     837,338,000      918,045,000
Maryland Short-Term Tax-Free
Bond                              208,764,000     191,989,000      221,540,000
New Jersey Tax-Free Bond          246,768,000     158,774,000      161,209,000
New York Tax-Free Bond            557,693,000     445,461,000      354,373,000
New York Tax-Free Money           445,916,000     553,482,000      444,785,000
Virginia Tax-Free Bond            501,953,000     492,844,000      563,466,000
Virginia Short-Term Tax-Free
Bond                               54,221,000      40,289,000       56,461,000
Tax-Efficient Balanced             35,978,000      51,569,000       39,110,000
Tax-Efficient Growth              190,748,000            0(a)              0(a)
Tax-Exempt Money                3,074,940,000   3,124,018,000    3,600,294,000
Tax-Free High Yield             2,863,124,000   2,000,100,000    1,755,491,000
Tax-Free Income                 2,483,560,000   1,941,518,000    2,257,818,000
Tax-Free Intermediate Bond        233,442,000     153,826,000      272,682,000
Tax-Free Short-Intermediate       940,315,000     642,536,000    1,149,079,000
-------------------------------------------------------------------------------


  (a) Prior to commencement of operations.

   The following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
California Tax-Free Bond       $  363,741,000  $  251,425,000   $  253,929,000
California Tax-Free Money         529,005,000     510,210,000      503,591,000
Florida Intermediate Tax-Free     157,690,000     129,590,000      128,653,000
Georgia Tax-Free Bond             111,145,000      60,945,000       85,009,000
Maryland Tax-Free Bond            936,693,000     708,876,000      793,036,000
Maryland Short-Term Tax-Free
Bond                              202,708,000     188,399,000      193,471,000
New Jersey Tax-Free Bond          210,964,000     140,671,000      136,223,000
New York Tax-Free Bond            509,250,000     383,633,000      299,419,000
New York Tax-Free Money           445,916,000     542,945,000      441,384,000
Virginia Tax-Free Bond            453,295,000     419,010,000      518,159,000
Virginia Short-Term Tax-Free
Bond                               53,091,000      35,660,000       55,291,000
Tax-Efficient Balanced             27,426,000      37,355,000       27,555,000
Tax-Efficient Growth              108,589,000            0(a)              0(a)
Tax-Exempt Money                3,074,134,000   3,089,301,000    3,586,230,000
Tax-Free High Yield             2,557,197,000   1,644,317,000    1,527,098,000
Tax-Free Income                 2,190,578,000   1,651,454,000    1,959,351,000
Tax-Free Intermediate Bond        221,818,000     143,749,000      249,144,000
Tax-Free Short-Intermediate       917,005,000     603,036,000    1,083,550,000
-------------------------------------------------------------------------------


  (a) Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

              Fund                     2000          1999           1998
              ----                     ----          ----           ----
California Tax-Free Bond           $ 35,916,000  $ 51,252,000   $ 35,865,000
California Tax-Free Money                     0     5,041,000      3,016,000
Florida Intermediate Tax-Free         6,767,000    12,177,000     14,279,000
Georgia Tax-Free Bond                17,616,000    12,693,000     12,020,000
Maryland Tax-Free Bond              138,120,000   128,462,000    125,009,000
Maryland Short-Term Tax-Free Bond     6,056,000     3,590,000     28,069,000
New Jersey Tax-Free Bond             35,804,000    18,103,000     24,987,000
New York Tax-Free Bond               48,443,000    61,828,000     54,954,000
New York Tax-Free Money                       0    10,537,000      3,401,000
Virginia Tax-Free Bond               48,658,000    73,834,000     45,307,000
Virginia Short-Term Tax-Free Bond     1,130,000     4,629,000      1,170,000
Tax-Efficient Balanced                8,552,000    14,214,000     11,555,000
Tax-Efficient Growth                 82,159,000          0(a)            0(a)
Tax-Exempt Money                        806,000    34,717,000     14,064,000
Tax-Free High Yield                 305,927,000   355,783,000    228,393,000
Tax-Free Income                     292,982,000   290,064,000    298,468,000
Tax-Free Intermediate Bond           11,624,000    10,077,000     23,538,000
Tax-Free Short-Intermediate          23,310,000    39,500,000     65,529,000
-----------------------------------------------------------------------------


  (a) Prior to commencement of operations.

   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

                       Fund                             2000         1999          1998
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  228,000   $  273,000    $  206,000
California Tax-Free Money                                      0      10,000         2,000
Florida Intermediate Tax-Free                            40,000       48,000        59,000
Georgia Tax-Free Bond                                    80,000       51,000        74,000
Maryland Tax-Free Bond                                  660,000      545,000       680,000
Maryland Short-Term Tax-Free Bond                        45,000       16,000       106,000
New Jersey Tax-Free Bond                                151,000       88,000       176,000
New York Tax-Free Bond                                  280,000      353,000       362,000
New York Tax-Free Money                                        0       1,000        24,000
Virginia Tax-Free Bond                                  238,000      346,000       271,000
Virginia Short-Term Tax-Free Bond                        14,000       17,000         6,000
Tax-Efficient Balanced                                   50,000       47,000        33,000
Tax-Efficient Growth                                     41,000          0(a)           0(a)
Tax-Exempt Money                                          8,000      131,000        32,000
Tax-Free High Yield                                   2,301,000    2,152,000     1,655,000
Tax-Free Income                                       1,409,000    1,488,000     1,747,000
Tax-Free Intermediate Bond                               46,000       49,000       112,000
Tax-Free Short-Intermediate                             110,000      147,000       289,000
--------------------------------------------------------------------------------------------


  (a) Prior to commencement of operations.



   Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds.

   The portfolio turnover rate for each fund for the fiscal years ended February 29, 2000, February 28, 1999, and 1998, was as follows:

                        Fund                             2000         1999          1998
                        ----                             ----         ----          ----
California Tax-Free Bond                                 40.8%        27.2%         35.0%
California Tax-Free Money                                 N/A          N/A           N/A
Florida Intermediate Tax-Free                            30.9         26.9          25.0
Georgia Tax-Free Bond                                    48.5         19.9          49.0
Maryland Tax-Free Bond                                   29.2         15.4          19.2
Maryland Short-Term Tax-Free Bond                        41.4         46.4          60.4
New Jersey Tax-Free Bond                                 50.2         25.5          34.3
New York Tax-Free Bond                                   77.5         55.4          55.0
New York Tax-Free Money                                   N/A          N/A         N/A
Virginia Tax-Free Bond                                   48.1         47.3          64.3
Virginia Short-Term Tax-Free Bond                        39.3         22.5          75.0
Tax-Efficient Balanced                                   40.0         19.8          12.5
Tax-Efficient Growth                                     23.4         0(a)          0(a)
Tax-Exempt Money                                          N/A          N/A           N/A
Tax-Free High Yield                                      57.4         38.9          24.4
Tax-Free Income                                          44.3         34.1          36.3
Tax-Free Intermediate Bond                               47.6         24.3          56.1
Tax-Free Short-Intermediate                              49.7         39.9          76.8
---------------------------------------------------------------------------------------------

    (a) Prior to commencement of operations.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each fund as authorized by the Board of Directors/Trustees.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors/Trustees.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors/Trustees must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors/Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors/Trustees must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors/Trustees believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's annual capital gain distribution and, for the Tax-Efficient Balanced and Tax-Efficient Growth Funds, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as one day although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Generally, dividends paid by the funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare dividends by December 31 of each year equal to at least 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the code: (i) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

   The funds (other than Tax-Efficient Growth Fund) may acquire bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

   Each year, the funds will mail you information on the tax status of dividends and distributions.

   All Funds (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds)

   The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of a fund's dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social Security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their Social Security benefit.

   Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a fund. The income from such bonds may not be tax exempt for such substantial users.

   Tax-Efficient Growth Fund

   A portion of the dividends paid by certain funds may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from these funds are never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end) to avoid a federal income tax.

   Florida Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.

   Under Florida law, shares of the fund will be entirely exempt from the intangibles tax if on January 1, at least 90% of the fund's portfolio of assets is invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, less than 90% of the fund's portfolio of assets is invested in these tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the fund should be exempt from the intangibles tax. However, under certain circumstances, the fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the fund's portfolio on January 1. In such cases, all or a portion of the value of the fund's shares may be subject to the intangibles tax, and a portion of the fund's income may be subject to federal income taxes.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

  The Money Funds' current and compound yields for the seven days ended
     February 29, 2000, were:

          Fund                Current Yield        Compound Yield
          ----                -------------        --------------
California Tax-Free Money         2.19%                2.21%
New York Tax-Free Money           3.25                 3.31
Tax-Exempt Money                  3.36                 3.41




   Bond Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of each fund calculated under the above-described method for the month ended February 29, 2000, was:

California Tax-Free Bond Fund                  5.07%
Florida Intermediate Tax-Free Fund             4.55
Georgia Tax-Free Bond Fund                     5.11
Maryland Tax-Free Bond Fund                    5.18
Maryland Short-Term Tax-Free Bond Fund         4.17
New Jersey Tax-Free Bond Fund                  5.16
New York Tax-Free Bond Fund                    5.25
Virginia Tax-Free Bond Fund                    5.15
Virginia Short-Term Tax-Free Bond Fund         4.10
Tax-Free High Yield Fund                       5.85
Tax-Free Income Fund                           5.23
Tax-Free Intermediate Bond Fund                4.61
Tax-Free Short-Intermediate Fund               4.48




   The tax-equivalent yields (assuming a federal tax bracket of 31.0%) for each fund for the same period were as follows:

California Tax-Free Bond Fund(a)                  8.10%
Florida Intermediate Tax-Free Fund(b)             6.74
Georgia Tax-Free Bond Fund(c)                     7.87
Maryland Tax-Free Bond Fund(d)                    8.14
Maryland Short-Term Tax-Free Bond Fund(d)         6.56
New Jersey Tax-Free Bond Fund(e)                  7.99
New York Tax-Free Bond Fund(f)                    8.52
Virginia Tax-Free Bond Fund(g)                    7.92
Virginia Short-Term Tax-Free Bond Fund(g)         6.31
Tax-Free High Yield Fund                          8.48
Tax-Free Income Fund                              7.58
Tax-Free Intermediate Bond Fund                   6.68
Tax-Free Short-Intermediate Fund                  6.49
---------------------------------------------------------------


         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangibles tax rate of 0.15%.

         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.91%.

         (e) Assumes a state tax bracket of 6.37%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.83%.

         (g) Assumes a state tax bracket of 5.75%.

   The tax-equivalent yields (assuming a federal tax bracket of 28.0%) for each fund for the same period were as follows:

California Tax-Free Bond Fund(a)                  7.76%
Florida Intermediate Tax-Free Fund(b)             6.47
Georgia Tax-Free Bond Fund(c)                     7.55
Maryland Tax-Free Bond Fund(d)                    7.80
Maryland Short-Term Tax-Free Bond Fund(d)         6.28
New Jersey Tax-Free Bond Fund(e)                  7.59
New York Tax-Free Bond Fund(f)                    8.16
Virginia Tax-Free Bond Fund(g)                    7.58
Virginia Short-Term Tax-Free Bond Fund(g)         6.04
Tax-Free High Yield Fund                          8.13
Tax-Free Income Fund                              7.26
Tax-Free Intermediate Bond Fund                   6.40
Tax-Free Short-Intermediate Fund                  6.22
---------------------------------------------------------------


         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangibles tax rate of 0.15%.

         (c) Assumes a state tax bracket of 6.0%.

         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.91%.

         (e) Assumes a state tax bracket of 5.525%.

         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.83%.

         (g) Assumes a state tax bracket of 5.75%.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/29/00  2/29/00  2/29/00   2/29/00
                              -------  -------  -------   -------
California Tax-Free Bond      -2.94%   30.96%   90.35%    121.47%    09/15/86
Florida Intermediate
Tax-Free                      -1.32    26.02    --         38.68     03/31/93
Georgia Tax-Free Bond         -3.46    30.24    --         43.25     03/31/93
Maryland Short-Term Tax-Free
Bond                           1.16    21.49    --         31.21     01/29/93
Maryland Tax-Free Bond        -2.98    29.01    86.46     111.70     03/31/87
New Jersey Tax-Free Bond      -4.06    28.34    --         71.74     04/30/91
New York Tax-Free Bond        -4.47    29.00    90.72     129.98     08/28/86
Virginia Short-Term Tax-Free
Bond                           1.48    21.85    --         24.63     11/30/94
Virginia Tax-Free Bond        -3.16    30.10    --         72.69     04/30/91
Tax-Efficient Balanced        10.42    --       --         45.28     06/30/97
Tax-Efficient Growth          --       --       --         --        07/30/99
Tax-Free High Yield           -5.41    28.63    90.37     225.40     03/01/85
Tax-Free Income               -3.42    28.82    89.99     359.19     10/26/76
Tax-Free Intermediate Bond    -1.37    27.31    --         47.24     11/30/92
Tax-Free Short-Intermediate    0.67    23.58    62.00     137.67     12/23/83
-------------------------------------------------------------------------------



                   Average Annual Compound Rates of Return
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/29/00  2/29/00  2/29/00   2/29/00
                              -------  -------  -------   -------
California Tax-Free Bond      -2.94%    5.54%    6.65%     6.09%     09/15/86
Florida Intermediate
Tax-Free                      -1.32     4.73    --         4.84      03/31/93
Georgia Tax-Free Bond         -3.46     5.43    --         5.33      03/31/93
Maryland Short-Term Tax-Free
Bond                           1.16     3.97    --         3.91      01/29/93
Maryland Tax-Free Bond        -2.98     5.23     6.43      5.98      03/31/87
New Jersey Tax-Free Bond      -4.06     5.12    --         6.31      04/30/91
New York Tax-Free Bond        -4.47     5.22     6.67      6.36      08/28/86
Virginia Short-Term Tax-Free
Bond                           1.48     4.03    --         4.29      11/30/94
Virginia Tax-Free Bond        -3.16     5.40    --         6.38      04/30/91
Tax-Efficient Balanced        10.42    --       --        15.03      06/30/97
Tax-Efficient Growth          --       --       --        --         07/30/99
Tax-Free High Yield           -5.41     5.16     6.65      8.19      03/01/85
Tax-Free Income               -3.42     5.20     6.63      6.75      10/26/76
Tax-Free Intermediate Bond    -1.37     4.95    --         5.48      11/30/92
Tax-Free Short-Intermediate    0.67     4.33     4.94      5.49      12/23/83
-------------------------------------------------------------------------------




                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.

 CAPITAL STOCK
 -------------------------------------------------------------------------------
   Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Income, Intermediate Bond, and Short-Intermediate Funds

   Currently, the T. Rowe Price Tax-Efficient Funds, Inc., which consists of two series, Tax-Efficient Balanced Fund and Tax-Efficient Growth Fund, the T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., and the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. are all organized as Maryland corporations.

   The fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.

 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   California and State Tax-Free Trusts

   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series, California Tax-Free Bond Fund and California Tax-Free Money Fund, and the T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, and Virginia Tax-Free Bond Fund each of which represents a separate class of each Trust's shares and has different objectives and investment policies.

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds for the year ended February 29, 2000, and the report of independent accountants are included in each fund's Annual Report for the year ended February 29, 2000. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended February 29, 2000, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                   CALIFORNIA TAX-  CALIFORNIA TAX-  GEORGIA
                                   FREE MONEY       FREE BOND        TAX-FREE
                                   ----------       ---------        BOND
                                                                     ----
Financial Highlights                     10               11            9
Statement of Net Assets, February
29, 2000                                12-16            17-24        10-14
Statement of Operations, year
ended
February 29, 2000                        25               25            15
Statement of Changes in Net
Assets, years ended
February 29, 2000 and February
28, 1999                                 26               26            16
Notes to Financial Statements,
February 29, 2000                       27-29            27-29        17-19
Report of Independent Accountants        30               30            20



                                      NEW JERSEY  FLORIDA       NEW YORK TAX-
                                      TAX-FREE    INTERMEDIATE  FREE MONEY
                                      BOND        TAX-FREE      ----------
                                      ----        --------
Financial Highlights                      8            8             10
Statement of Net Assets, February
29, 2000                                 9-14         9-12          12-15
Statement of Operations, year ended
February 29, 2000                         15           13            22
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28,
1999                                      16           14            23
Notes to Financial Statements,
February 29, 2000                       17-19        15-17          24-26
Report of Independent Accountants         20           18            27

                                       NEW YORK       VIRGINIA       VIRGINIA
                                       TAX-FREE BOND  SHORT-TERM     TAX-FREE
                                       -------------  TAX-FREE BOND  BOND
                                                      -------------  ----
Financial Highlights                        11              9           10
Statement of Net Assets, February 29,
2000                                       16-21          11-13       14-20
Statement of Operations, year ended
February 29, 2000                           22             21           21
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28,
1999                                        23             22           22
Notes to Financial Statements,
February 29, 2000                          24-26          23-25       23-25
Report of Independent Accountants           27             26           26



                                                  MARYLAND       MARYLAND
                                                  SHORT-TERM     TAX-FREE BOND
                                                  TAX-FREE BOND  -------------
                                                  -------------
Financial Highlights                                   10             11
Statement of Net Assets, February 29, 2000            12-16          17-28
Statement of Operations, year ended
February 29, 2000                                      29             29
Statement of Changes in Net Assets, years ended
February 29, 2000 and February 28, 1999                30             30
Notes to Financial Statements, February 29, 2000      31-33          31-33
Report of Independent Accountants                      34             34



                                          TAX-EXEMPT  TAX-FREE HIGH  TAX-FREE
                                          MONEY       YIELD          INCOME
                                          -----       -----          ------
Financial Highlights                          2             2           2
Statement of Net Assets, February 29,
2000                                         4-16         3-23         3-21
Statement of Operations, year ended
February 29, 2000                             17           24           22
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28, 1999       18           25           23
Notes to Financial Statements, February
29, 2000                                    19-21         26-28       24-26
Report of Independent Accountants             22           29           27



                                 TAX-FREE      TAX-EFFICIENT  TAX-FREE SHORT-
                                 INTERMEDIATE  BALANCED       INTERMEDIATE
                                 BOND          --------       ------------
                                 ----
Financial Highlights                  2             17               2
Statement of Net Assets,
February 29, 2000                    3-9           19-30           3-11
Statement of Operations, year
ended
February 29, 2000                     10            38              12
Statement of Changes in Net
Assets, years ended
February 29, 2000 and February
28, 1999                              11            39              13
Notes to Financial Statements,
February 29, 2000                   12-14          40-43           14-16
Report of Independent                 1
Accountants                           5             44              17

                                                                TAX-EFFICIENT
                                                                GROWTH
                                                                ------
Financial Highlights                                                 18
Portfolio of Investments, February 29, 2000                         31-36
Statement of Assets and Liabilities, February 29, 2000               37
Statement of Operations, period from July 30, 1999
(commencement of operations) to February 29, 2000                    38
Statement of Changes in Net Assets, period from July 30, 1999
(commencement of operations) to February 29, 2000                    39
Notes to Financial Statements, February 29, 2000                    40-43
Report of Independent Accountants                                    44



                                                  TAX-EXEMPT
                                                  MONEY FUND-
                                                  PLUS CLASS
                                                  ----------
Financial Highlights                                   3
Statement of Net Assets, February 29, 2000            4-16
Statement of Operations, year ended
February 29, 2000                                      17
Statement of Changes in Net Assets, years ended
February 29, 2000 and February 28, 1999                18
Notes to Financial Statements, February 29, 2000     19-21
Report of Independent Accountants                      22





 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.



 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

Annual Report

Tax-Free Funds
February 29, 2000

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
Tax-Free Funds

o Interest rates rose and bond prices fell as the Fed tightened monetary policy to constrain inflationary pressures.

o Money market funds benefited from rising rates, but the longer-term funds were generally weaker in a difficult environment.

o A combination of duration and credit strategies helped boost the funds' dividend yields as we positioned the portfolios for the year ahead.

o Municipal yields are currently very attractive compared with the yields on similar taxable alternatives.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

     The Federal Reserve raised the federal funds rate three times in 1999 and twice so far in 2000 in a continuing effort to slow economic growth to a pace that will constrain inflationary pressures. As a result of a powerful economy and higher interest rates, many intermediate and longer-term funds posted weak returns during the past 6- and 12-month periods, although the tone of the market began to improve early this year. Only money market funds benefited from rising short-term rates.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

           30 Year AAA            5-Year AAA            1-Year Moody's
           General Obligation     General Obligation    Investment Grade 1 Note

02/28/99   4.99                   3.78                  3
           5.04                   3.83                  3.15
           5.08                   3.85                  3.2

5/99       5.16                   4                     3.2
           5.33                   4.33                  3.5
           5.41                   4.3                   3.55

8/99       5.6                    4.4                   3.75
           5.7                    4.43                  3.75
           5.89                   4.58                  3.95

11/99      5.87                   4.53                  3.95
           5.93                   4.68                  4.1
           6.03                   4.9                   4.1

2/29/00    5.9                    4.94                  4.2

Source: T. Rowe Price Associates

     The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports and by increased government spending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

     Interest rates and municipal bond yields trended upward in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from investors waned because of competition from the surging stock market and from selling to realize tax losses at year-end. Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

     The funds' fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to reduce debt further through the purchase of Treasury bonds. The proposed reduction in federal debt sent shock waves through the bond market as investors scrambled to discern which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as two-year Treasury yields rose above 30-year yields. The municipal yield curve, however, maintained a positive slope, and the sharp drop in long-term Treasury yields has made similar municipal yields attractive in comparison.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Exempt Money Fund                          1.54%              2.94%

Tax-Exempt Money Fund
PLUS Class                                     1.46               2.79

Lipper Tax-Exempt Money
Market Funds Average                           1.46               2.77


     The Tax-Exempt Money Fund's results surpassed those of the Lipper peer group average for both the 6- and 12-month periods ended February 29, 2000. The six-month return for the Tax-Exempt Money Fund PLUS shares was in line with the Lipper average, while the 12-month return was slightly ahead of Lipper despite the PLUS shares' higher expenses that accompany their additional services.

     During the past six months, the Federal Reserve raised key short-term interest rates three times following two earlier rate hikes, for a total of 125 basis points (100 basis points equal one percentage point). As would be expected, tax-exempt money market yields moved higher by a similar amount. For the entire fiscal year, 30- to 90-day rates rose about 100 basis points, while six-month and one-year note rates climbed 115 and 120 basis points to 4.05% and 4.20%, respectively.

     The short-term municipal yield curve steepened during the 12-month period, as six-month and one-year yields rose more than shorter-term yields. A year ago, this was not the case. For the six months ended February 1999, overnight and weekly securities offered the same average return as a one-year security, so performance was not necessarily influenced by the maturity structure of the portfolio. At the end of February 2000, overnight and weekly investments averaged 3.49% over the previous six months while one-year notes averaged 3.98%, a difference of 49 basis points.

     These changes in money market yields benefited performance relative to our peer group. While the portfolio's maturity remained fairly constant during the year, our competitors have allowed their maturities to shorten, enabling us to provide a higher yield than the average for our peer group. We expect the Federal Reserve to apply gradual, but persistent, pressure to the fed funds rate until economic growth slows to an acceptable level. It is the Fed's gradual approach that has kept us so far from shortening our maturity. We believe we can earn the additional income that the yield curve offers without a quick pickup in rates, and we expect to increase our yield as the move to higher interest rates unfolds in a measured fashion.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free Short-
Intermediate Fund                              0.74%              0.67%

Lipper Short-Intermediate
Municipal Debt Funds Average                   0.35              -0.39

     Your fund managed to provide modest positive returns for the 6- and 12-month periods ended February 29, 2000, in an environment characterized by falling prices and rising yields for all but the shortest maturities. Fund results exceeded the Lipper Short-Intermediate Municipal Debt Funds Average in both periods, largely because of our duration and credit strategy and the fund's low expenses.

     Earlier in the fund's fiscal year, we had maintained a conservative duration to protect the portfolio against rising rates. In November, we took advantage of an opportunity to extend the fund's duration when the yield on 10-year municipal bonds approached 5.25%. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.) Bond prices rallied shortly afterward, and rates moved lower in December, at which time we took the opportunity to shorten duration to a neutral position. In January, rates on 10-year securities rose to 5.25%, and we lengthened once again. More recently, with interest rates falling, we have been maintaining an above-average duration because of the value we see in the market despite the Fed's bias toward a tighter monetary policy. Ten-year municipal yields are as high as they have been since 1994 and are extremely attractive in both absolute and relative terms compared with similar Treasuries.

     We had been overweighting sectors of the market that offer more yield to take advantage of improving credit ratings. For example, we began to focus on New York bonds about four years ago when the state started to benefit from strength in the financial industry, and we currently hold about 18% of fund assets in various New York issues-three times the amount of our next-largest state allocation. Many of these securities were upgraded as New York's economy improved. In addition, we focused on uninsured bonds in three areas: electric/ nuclear revenue, lease-backed, and industrial revenue/pollution control. All three sectors offer incremental yield and improving fundamentals. Conversely, we have been underweighted in insured and prerefunded bonds, which do not provide the yields we find in the other areas.

     Our goal was to raise the portfolio's yield by swapping securities for others with higher yields. The six-month dividend yield rose from 4.03% to 4.22% over the past six months-equal to a taxable yield of 6.59% for someone in the 36% income tax bracket.


TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months

Tax-Free Intermediate
Bond Fund                                      0.49%             -1.37%

Lipper Intermediate
Municipal Debt Funds Average                  -0.05              -1.92


     The fund's returns surpassed the Lipper Intermediate Municipal Debt Funds Average in both periods but were negative for the fiscal year due to rising interest rates. The better performance compared with the benchmark was primarily attributable to our duration strategy and to relatively low fund expenses.

     In a generally negative environment for fixed income securities over the past six months, we maintained the duration of the portfolio in a range nearly half a year shorter than during the previous six months. (See the report on the Tax-Free Short-Intermediate Fund for an explanation of the effect duration has on bond funds when interest rates rise or fall.) In a favorable environment, when bond prices are rising and rates falling, we would ordinarily attempt to keep duration longer.

     Earlier in the period, we had adopted a so-called "barbell" maturity structure, with positions in cash equivalents and longer maturities, which protects the portfolio against rising interest rates. Recently, we have begun to unwind it in favor of a "laddered" structure with maturities ranging between five and 12 years, since this area of the yield curve provides a higher yield than the barbell structure. We accomplished this shift by using cash reserves, as well as the proceeds from selling 20-year bonds, to increase our holdings of 10-year bonds without significantly changing the fund's overall duration.

     Since we received approval to drop the fund's insurance requirement in December 1998, we have been gradually reducing exposure to this sector, from more than 80% a year ago to 64% at the end of February. We replaced these securities largely with state general obligation and dedicated-tax bonds, which carry high credit ratings. We have been particularly overweighted in Massachusetts general obligations, whose credit out-look has been improving, and in bonds issued by Chicago, which have recently been upgraded.

     We focused on raising the portfolio's income by trading into new securities with higher yields. The fund's dividend yield for the past six months rose from 4.45% last August to 4.66% at the end of February, which is equivalent to a taxable yield of 7.28% for someone in the 36% income tax bracket.

TAX-FREE INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00               6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                  -0.44%            -3.42%

Lipper General Municipal
Debt Funds Average                    -1.31             -4.58


     In a weak environment for bonds, your fund provided negative returns but surpassed its peer group average in both periods through a combination of our investment strategy, credit profile, and low expenses. In the first half of the fund's fiscal year, we focused on maintaining a neutral duration and buying bonds with more defensive characteristics. (See the report on the Tax-Free Short-Intermediate Fund for an explanation of the effect duration has on bond funds when interest rates rise or fall.) During the past six months, as interest rates rose more sharply, we took additional steps to manage the portfolio's interest rate exposure and take advantage of the higher yields available in the marketplace. The fund's six-month dividend yield rose from 5.28% to 5.51% since the end of August-equivalent to a taxable yield of 8.61% for an investor in the 36% income tax bracket.

     The fund's weighted average maturity ranged between 15.5 and just over 16 years during the past six months, its shortest position in 10 years. We accomplished this by underweighting bonds with maturities longer than 20 years and overweighting bonds in the 10- to 20-year range. We also raised cash levels in August in anticipation of higher liquidity needs toward year-end, which proved to be an accurate forecast. As a result, we were able to weather higher-than-normal redemptions from November to January without having to sell securities into a weak market.

     We also focused on raising the portfolio's income by swapping bonds with losses for new securities with higher yields. These losses are useful, since they can be carried forward to offset capital gains. A year ago we were concerned about preserving the portfolio's income as interest rates fell, but the latter part of 1999 offered an opportunity to increase the dividend yield.

     From a credit perspective, the fund benefited from less exposure to lower-rated bonds that performed poorly in the last six months as their yield premiums widened relative to higher-quality yields. At year-end, our overall credit sector allocation was little changed with a modest reduction in hospital revenue bonds that continued to be under pressure. Our weighting in BBB and lower-rated bonds may rise in coming months, since they offer significantly higher yields in return for taking on greater credit risk.

     As rates continued to rise in January, we grew a bit more optimistic about prospects for the municipal market. Long-term yields well above 6%, which exceeded taxable Treasury yields on some days, looked attractive in an environment of 2% to 2.5% inflation, particularly when compared with taxable alternatives. The municipal new issues calendar is light, and some year-end selling pressures appear to have abated. We took advantage of the higher yields on long-term bonds and were pleased to see the market strengthen in February. We are not out of the woods as far as the Fed's tighter monetary policy is concerned, but so far it seems to be having more of an impact on short-term securities.

TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                      -2.77%             -5.41%
Lipper High Yield Municipal

Debt Funds Average                            -2.90              -4.75


     The fund's fiscal year was characterized by two different periods for tax-exempt high-yield investors, neither one favorable for investors. High-yield bonds posted negative returns during the first six months but outperformed investment-grade municipals. The past six months, however, found our segment of the market lagging greatly. Our relatively low allocation to lower-grade bonds helped us versus the competition during the six months ended February 29, and the fund pulled ahead of the Lipper High Yield Municipal Debt Funds Average. We lagged for the year as a whole since the fund carried a longer duration and we were underweighted during the first half when high-yield securities did better. In recent months, we have been taking advantage of lower prices by adding to lower-grade bonds, and we believe this strategy is beginning to bear fruit.

     The high-yield market was hurt due to waning investor interest because of the high yields available in AAA bonds, increased supply at year-end, and heavy redemptions from November through January. Your fund was fairly well positioned entering the second half with higher-than-normal cash reserves and an ability to add lower-quality bonds as prices fell.


Quality Diversification
--------------------------------------------------------------------------------

Tax Free High Yield Fund

                               Percent

AAA                                  8

AA                                  15

A                                   17

BBB                                 28

BB and Below                        32

     Our below investment-grade holdings represented 32% of fund assets on February 29, 2000, compared with 22% a year ago, while exposure to BBB securities was 28%, up from 26%. (See accompanying chart.) We reduced the portfolio's component of hospital bonds to below 15%, where we intend to keep it until we see signs of financial recovery in this troubled sector. We increased our exposure to long-term care and corporate-backed holdings to around 15% as part of our longer-term goal of holding approximately 40% of the fund in below investment-grade and 25%-30% in BBB securities. In addition, we reduced the fund's sensitivity to interest rates in anticipation of further tightening by the Fed.

     Many new holdings offer attractive yields, and we intend to add additional bonds in the education, housing, and transportation sectors in coming months. These strategies have contributed to an increase in the fund's dividend yield to more than 6%, up from a bit over 5.5% six months ago. (A tax-exempt yield of 6% is equivalent to a taxable yield of 9.38% for investors in the 36% income tax bracket.) We remain confident that the outlook for this segment of the municipal market is brighter following a difficult period through most of last year.

OUTLOOK

     The economy has yet to show signs of slowing to a level the Fed would prefer. Rather, available economic data suggest that real GDP growth could approach 5% in the first quarter of 2000. Except for soaring oil and some other commodity prices, overall inflation remains in check. However, the strong pace of economic growth is straining the supply of both labor and products. Cost pressures have been mounting, and the Fed is concerned that they will be reflected in higher inflation. As long as accelerating inflation remains a threat, the Fed is likely to move short-term rates higher in the months ahead.

     Municipal prices have built up some momentum after their February gains. Light municipal supply continues to benefit our segment of the fixed income market, and there has been a slight pickup in cash flows into municipal bond funds. Any slowdown in economic growth as a result of Fed tightening should bode well for the overall bond market. Yields on municipal bonds are extremely attractive compared with yields in the taxable market.

     Respectfully submitted,



     Mary J. Miller
     Director
     Municipal Bond Department

     March 24, 2000



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     8/31/99      2/29/00
--------------------------------------------------------------------------------

Tax-Exempt Money Fund

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                         0.014        0.015

  For 12 months                                        0.027        0.029

Dividend Yield (7-Day Compound) *                       2.80%        3.41%

Weighted Average Maturity (days)                          54           55

Weighted Average Quality **                       First Tier   First Tier


Tax-Exempt Money Fund PLUS Shares
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                         0.013        0.015

  For 12 months                                           --        0.028

Dividend Yield (7-Day Compound) *                       2.67%        3.22%

Weighted Average Maturity (days)                          54           55

Weighted Average Quality **                       First Tier   First Tier


To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

                                                       (continued on next page)

--------------------------------------------------------------------------------
Change in Management

Effective April 1, 2000, Mary J. Miller became Chairman of the Investment Advisory Committee for the Tax-Free High Yield Fund, responsible for its day-to-day management. Ms. Miller is Director of the Municipal Bond Department and has been a member of the fund's advisory committee since its 1985 inception. She has been with T. Rowe Price since 1983. She succeeds William F. Snider, who has left T. Rowe Price to pursue new opportunities.

This updates the portfolio management section of the Tax-Free Funds prospectus dated July 1, 1999.


T. Rowe Price Tax-Free Funds

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     8/31/99      2/29/00
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  5.27      $  5.20

Dividends Per Share

  For 6 months                                          0.11         0.11

  For 12 months                                         0.21         0.21

Dividend Yield *

  For 6 months                                          4.03%        4.22%

  For 12 months                                         4.14         4.19

30-Day Standardized Yield                               3.97         4.48

Weighted Average Maturity (years)                        4.2          4.3

Weighted Average Effective Duration (years)              3.0          3.1

Weighted Average Quality ***                             AA-          AA-



Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 10.65      $ 10.46

Dividends Per Share

  For 6 months                                          0.24         0.24

  For 12 months                                         0.48         0.48

Dividend Yield *

  For 6 months                                          4.45%        4.66%

  For 12 months                                         4.56         4.64

30-Day Standardized Yield                               4.16         4.61

Weighted Average Maturity (years)                        7.3          8.0

Weighted Average Effective Duration (years)              5.1          5.5

Weighted Average Quality ***                              AA           AA

                                                       (continued on next page)



T. Rowe Price Tax-Free Funds

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     8/31/99      2/29/00

Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  9.39      $  9.10

Dividends Per Share

  For 6 months                                          0.25         0.25

  For 12 months                                         0.50         0.49

Dividend Yield *

  For 6 months                                          5.28%        5.51%

  For 12 months                                         5.42         5.55

30-Day Standardized Yield                               4.81         5.23

Weighted Average Maturity (years)                       15.5         16.1

Weighted Average Effective Duration (years)              7.7          8.2

Weighted Average Quality ***                             AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 11.87      $ 11.21

Dividends Per Share

         For 6 months               0.33             0.33

         For 12 months                      0.65              0.66

Dividend Yield *

         For 6 months               5.52%            6.02%

         For 12 months                      5.65              6.01

30-Day Standardized Yield                               5.10         5.85

Weighted Average Maturity (years)                       18.4         18.7

Weighted Average Effective Duration (years)              8.2          8.6

Weighted Average Quality ***                              A-         BBB+

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Tax-Exempt Money Shares
--------------------------------------------------------------------------------
                  Lipper                    TEMF

2/90              10.000                    10.000

2/91              10.541                    10.522

2/92              10.955                    10.910

2/93              11.221                    11.167

2/94              11.436                    11.397

2/95              11.729                    11.697

2/96              12.117                    12.093

2/97              12.473                    12.462

2/98              12.861                    12.865

2/99              13.227                    13.247

2/00              13.594                    13.637


Tax-Exempt Money Plus Shares
--------------------------------------------------------------------------------

                  Lipper            TEM+-Line        TEM+Area

10/31/98          10000             10000            10000

2/99              10083             10074            10074

2/00              10365             10355            10355



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper              TFS

2/90              10.000            10.000              10.000

2/91              10.837            10.780              10.706

2/92              11.720            11.631              11.449

2/93              12.738            12.704              12.308

2/94              13.181            13.172              12.738

2/95              13.527            13.448              13.109

2/96              14.616            14.434              14.009

2/97              15.288            15.025              14.572

2/98              16.105            15.843              15.341

2/99              16.956            16.582              16.093

2/00              17.197            16.602              16.200


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper              TII


11/30/92          10.000            10.000              10.000

2/93              10.542            10.544              10.681

2/94              11.008            11.045              11.267

2/95              11.277            11.272              11.566

2/96              12.434            12.305              12.672

2/97              13.050            12.862              13.204

2/98              14.043            13.830              14.168

2/99              14.880            14.562              14.929

2/00              14.753            14.318              14.724


Tax-Free Income Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper              TFI

2/90              10.000            10.000              10.000

2/91              10.922            10.818              10.840

2/92              12.013            11.922              11.943

2/93              13.666            13.620              13.719

2/94              14.423            14.361              14.474

2/95              14.695            14.491              14.749

2/96              16.318            15.957              16.269

2/97              17.217            16.717              17.051

2/98              18.790            18.284              18.650

2/99              19.946            19.219              19.672

2/00              19.530            18.368              18.999


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

                  Lehman            Lipper           TFH

2/90              10.000            10.000           10.000

2/91              10.920            10.561           10.793

2/92              12.095            11.659           11.933

2/93              13.853            13.079           13.597

2/94              14.721            13.938           14.615

2/95              14.948            14.152           14.800

2/96              16.643            15.633           16.372

2/97              17.625            16.513           17.391

2/98              19.342            18.239           19.203

2/99              20.500            19.064           20.125

2/00              20.000            18.205           19.037


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 2/29/00        1 Year   5 Years   10 Years   Inception       Date
--------------------------------------------------------------------------------

Tax-Exempt Money              2.94%     3.12%      3.15%           -     4/8/81

Tax-Exempt Money PLUS         2.79         -          -         2.67%   11/1/98

Tax-Free Short-Intermediate   0.67      4.33       4.94            -    12/23/83

Tax-Free Intermediate Bond   -1.37      4.95          -         5.48    11/30/92

Tax-Free Income              -3.42      5.20       6.63            -    10/26/76

Tax-Free High Yield          -5.41      5.16       6.65            -     3/1/85


Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

    ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
       Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call
       1-800-541-5760. Also available
       on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
       Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         C03-050  2/29/00



Annual Report - Financial Statements
------------------------------------------------------------------
T. Rowe Price
Tax-Free Short-Intermediate Fund
February 29, 2000

Portfolio Highlights
------------------------------------------------------------------
     SECTOR DIVERSIFICATION

                                                Percent of   Percent of
                                                Net Assets   Net Assets
                                                   8/31/99      2/29/00
------------------------------------------------------------------
     Nuclear Revenue                                   15%          16%
     General Obligation - State                       11           14
     General Obligation - Local                       12           13
     Prerefunded Bonds                                 16           10
     Air and Sea Transportation Revenue               7            8
     Hospital Revenue                                   9            7
     Lease Revenue                                      7            7
     Dedicated Tax Revenue                              5            7
     Educational Revenue                                5            5
     Water and Sewer Revenue                            2            3
     Industrial and Pollution Control Revenue         3            3
     All Other                                           8            5
     Other Assets Less Liabilities                     --            2
------------------------------------------------------------------
     Total                                            100%         100%

T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
Financial Highlights         For a share outstanding throughout
                               each period
------------------------------------------------------------------
                        Year
                       Ended
                      2/29/00   2/28/99   2/28/98   2/28/97   2/29/96

NET ASSET VALUE
Beginning of period $5.39     $5.37     $5.35      $5.37     $5.25
Investment activities
  Net investment
  income (loss)     0.21       0.22       0.22       0.23       0.23

  Net realized and
  unrealized gain
  (loss)           (0.18)      0.04       0.05      (0.02)      0.12
  Total from
  investment
 activities       0.03       0.26       0.27       0.21       0.35
Distributions
  Net investment
  income         (0.21)     (0.22)     (0.22)     (0.23)     (0.23)
  Net realized
  gain           (0.01)     (0.02)     (0.03)       --          --
  Total
  distributions  (0.22)     (0.24)     (0.25)     (0.23)     (0.23)
NET ASSET VALUE
End of period  $  5.20    $  5.39    $  5.37    $  5.35    $  5.37
------------------------------------------------------------------
Ratios/Supplemental Data
Total return
 (diamond)        0.67%      4.90%      5.28%      4.02%      6.87%
Ratio of total expenses
to average net
assets            0.53%      0.53%      0.54%      0.56%      0.57%
Ratio of net investment
income (loss) to average
net assets       4.07%      4.06%      4.23%      4.30%      4.39%
Portfolio
turnover rate    49.7%      39.9%      76.8%      84.3%      69.9%
Net assets, end of period
(in thousands) $404,634   $459,319   $438,951   $443,631   $445,228
(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
                                                      February 29, 2000

Statement of Net Assets                              Par        Value
------------------------------------------------------------------
                                                          In thousands

ALASKA 1.0%

Alaska Housing Fin.,
  5.35%, 12/1/07 *                             $    1,630   $    1,605
Alaska Student Loan,
  5.50%, 7/1/05 (AMBAC Insured) *                  2,500        2,515
Total Alaska (Cost $4,167)                                       4,120

ARIZONA 1.6%

Arizona Transportation Board
     6.35%, 7/1/05 (Prerefunded 7/1/01!)          6,400        6,648
Total Arizona (Cost $6,546)                                     6,648

COLORADO 4.6%

Denver City and County Airport
     6.00%, 11/15/03 (MBIA Insured) *             3,965        4,101
     6.75%, 11/15/13 *                              5,080        5,155
     7.00%, 11/15/25 *                              4,525        4,547
     7.30%, 11/15/00 *                              4,750        4,840
Total Colorado (Cost $19,023)                                  18,643

FLORIDA 3.9%

Dade County Aviation, Miami Int'l. Airport
     5.75%, 10/1/04 (FSA Insured) *                5,000        5,144
Florida Board of Ed., GO,
  Capital Outlay, 6.00%, 1/1/06                    4,500        4,713
Jacksonville Electric Auth.,
  St. Johns River, 5.50%, 10/1/09                  3,660        3,690
Reedy Creek Improvement Dist.,
  Florida Utilities
     5.00%, 10/1/02 (AMBAC Insured)                2,375        2,397
Total Florida (Cost $16,168)                                   15,944

GEORGIA 5.2%

Athens-Clarke Residential Care
  Fac. for the Elderly Auth.
  Wesley Woods of Athens, 5.30%, 10/1/01          1,500        1,486
Georgia, GO, 5.75%, 7/1/04                         5,000        5,172
Municipal Electric Auth. of Georgia
     5.00%, 1/1/02 (MBIA Insured)                  6,000        6,024
     5.00%, 1/1/04                                  5,600        5,563
Savannah Hosp. Auth.,
  St. Josephs/Candler Health System
     5.00%, 7/1/02 (FGIC Insured)             $    2,950   $    2,963
Total Georgia (Cost $21,388)                                   21,208

HAWAII 1.3%

Hawaii, GO, 5.50%, 10/1/08
  (FGIC Insured)                                    5,000        5,092
Total Hawaii (Cost $5,212)                                      5,092

ILLINOIS 1.8%

Chicago Public Building Commerce,
  5.125%, 2/1/04 (FGIC Insured)                    1,500        1,506
Madison County Environmental Improvement
  Shell Oil, VRDN (Currently 3.90%) *             3,500        3,500
Southwestern Dev. Auth.
  Anderson Hosp.
     5.25%, 8/15/00                                    370          370
     5.25%, 8/15/02                                    415          409
     5.25%, 8/15/05                                    485          460
     5.25%, 8/15/06                                    510          477
     5.50%, 8/15/07                                    535          501
Total Illinois (Cost $7,384)                                     7,223

INDIANA 4.2%

Indiana HFFA, Clarion Health Partners,
  6.00%, 2/15/01                                    5,600        5,676
Indianapolis, Public Improvement
     6.70%, 1/1/17 (Prerefunded 1/1/02!)          6,550        6,897
Indianapolis Airport Auth.,
  Federal Express, 7.10%, 1/15/17 *                3,000        3,081
Indianapolis Gas Utility System,
  Distribution System
     5.00%, 8/15/02 (AMBAC Insured)                1,180        1,187
Total Indiana (Cost $17,038)                                   16,841

KENTUCKY 0.8%

Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/20 *                  3,080        3,149
Total Kentucky (Cost $3,278)                                     3,149

LOUISIANA 2.8%

Louisiana, GO
     5.00%, 4/15/03 (AMBAC Insured)           $    3,770   $    3,785
     5.50%, 4/15/07 (AMBAC Insured)                5,000        5,088
Louisiana PFA, Student Loan,
  6.10%, 9/1/00                                     1,180        1,191
West Feliciana Parish, PCR,
  Entergy Gulf States, 5.65%, 9/1/04              1,225        1,214
Total Louisiana (Cost $11,365)                                 11,278

MARYLAND 3.2%

Maryland, State and Local Fac.,
  GO, 5.00%, 7/15/06                                4,000        3,995

Maryland Energy Fin. Administration
  Wheelabrator
     5.30%, 12/1/00 *                                 825          830
     5.45%, 12/1/01 *                               1,185        1,193
Maryland HHEFA,
  Peninsula Regional Medical Center
  4.60%, 7/1/02                                       955          942
Northeast Maryland Waste Disposal Auth.
  Southwest Resource Recovery Fac.
     7.00%, 1/1/01 (MBIA Insured)                  1,000        1,023
     7.05%, 1/1/02 (MBIA Insured)                  2,430        2,527
Washington Suburban Sanitary Dist., GO,
  General Construction
     5.00%, 6/1/05                                  2,415        2,424
Total Maryland (Cost $13,087)                                  12,934

MASSACHUSETTS 4.0%

Massachusetts, GO
     6.00%, 11/1/06                                 4,000        4,203
  Consolidated Loan
     5.00%, 9/1/04                                  5,000        5,020
     5.25%, 9/1/06                                  3,000        3,026
Massachusetts HEFA, 6.875%, 4/1/22
  (Prerefunded 4/1/02!)                             2,000        2,121
Massachusetts Municipal Wholesale Electric
     6.75%, 7/1/05 (MBIA Insured)                  1,750        1,852
Total Massachusetts (Cost $16,437)                             16,222

MICHIGAN 3.0%

Detroit Sewage Disposal, 5.00%, 7/1/02
  (FGIC Insured)                               $    7,400   $    7,443
Michigan Hosp. Fin. Auth.
  Mercy Health
     5.25%, 8/15/01                                   715          719
     5.25%, 8/15/02                                   555          557
     6.00%, 8/15/01                                 2,450        2,488
     6.00%, 8/15/02                                 1,000        1,021
Total Michigan (Cost $12,274)                                  12,228

MISSISSIPPI 2.5%

Mississippi Higher Ed. Assistance
  Student Loan
     6.00%, 7/1/00                                  5,000        5,027
     6.10%, 1/1/01                                  5,000        5,066
Total Mississippi (Cost $10,051)                               10,093

MISSOURI 2.0%

Sikeston Electric
     6.25%, 6/1/22 (MBIA Insured)
     (Prerefunded 6/1/02!)                         4,825        5,070
St. Louis, Lambert Int'l. Airport
     6.00%, 7/1/02 (FGIC Insured) *                2,770        2,843
Total Missouri (Cost $7,968)                                     7,913

NEBRASKA 1.7%

Omaha Public Power Dist.,
  Nebraska Electric, 5.25%, 2/1/04                 3,000        3,035
Univ. of Nebraska Fac.,
  Deferred Maintenance, 5.25%, 7/15/06            3,720        3,744
Total Nebraska (Cost $6,825)                                    6,779

NEVADA 2.9%

Clark County School Dist., GO
     5.25%, 6/15/05 (FGIC Insured)                 5,000        5,043
     6.00%, 6/15/02 (FGIC Insured)                 6,570        6,744
Total Nevada (Cost $11,793)                                     11,787

NEW JERSEY 1.5%

New Jersey, GO, 5.25%, 3/1/08                 $    3,040   $    3,060
New Jersey Transportation Auth., Trust Fund
  Transportation Systems, 5.75%, 6/15/11          2,750        2,842
Total New Jersey (Cost $5,874)                                  5,902

NEW MEXICO 1.3%

Bernalillo County, Gross Receipts
     5.75%, 4/1/06 (Prerefunded 4/1/06!)          5,000        5,157
Total New Mexico (Cost $5,224)                                  5,157

NEW YORK 18.4%

Dormitory Auth. of the State of New York
  City Univ.
     5.50%, 7/1/03                                  2,860        2,896
     9.25%, 7/1/00                                  5,180        5,265
  Interfaith Medical Center, 5.00%, 2/15/03      2,210        2,204
  Mental Health Services Fac., 6.00%, 8/15/03   10,905       11,209
  Wyckoff Heights Hosp., 5.50%, 2/15/03           4,095        4,137
Long Island Power Auth., 5.00%, 4/1/02           10,000       10,035
Metropolitan Transportation Auth., Commuter Fac.
     5.00%, 7/1/04 (AMBAC Insured)                 5,375        5,393

Municipal Assistance Corp.
  of the City of New York
     5.75%, 7/1/03                                  3,600        3,703
Nassau County, GO, 6.30%,
  11/1/02 (FGIC Insured)                           3,295        3,421
New York City, GO
     5.25%, 8/1/03                                 11,540       11,647
     6.75%, 8/1/04                                  4,300        4,567
     7.00%, 8/1/04                                  4,000        4,286
New York City Municipal Water Fin. Auth.,
     6.125%, 6/15/20 (Prerefunded 6/15/05!)       4,000        4,236
Port Authority of New York & New Jersey
     5.00%, 9/15/04 (FGIC Insured) *               1,500        1,500
Total New York (Cost $75,144)                                  74,499

NORTH CAROLINA 1.9%

North Carolina Eastern Municipal Power Agency
  Power Systems, 5.45%, 1/1/04               $    3,665   $    3,640
North Carolina Municipal Power Agency
  Catawba Electric
     5.90%, 1/1/03                                  3,000        3,027
     6.00%, 1/1/04                                  1,000        1,012
Total North Carolina (Cost $7,729)                             7,679

NORTH DAKOTA 1.7%

Burleigh County Health Care
  Medcenter One
     5.00%, 5/1/01 (MBIA Insured)                  2,160        2,174
     5.00%, 5/1/02 (MBIA Insured)                  2,270        2,279
     5.00%, 5/1/03 (MBIA Insured)                  2,380        2,382
Total North Dakota (Cost $6,907)                                6,835

OHIO 1.8%

Cuyahoga County, Univ. Hosp.
     6.00%, 1/15/02 (MBIA Insured)                 2,340        2,391
Ohio Air Quality Dev. Auth., PCR,
  Ohio Edison
     5.80%, 12/1/04                                 2,000        1,968
Ohio Building Auth., Adult Correctional Fac.
     5.75%, 4/1/01 (AMBAC Insured)                 2,920        2,967
Total Ohio (Cost $7,341)                                        7,326

PENNSYLVANIA 6.1%

Beaver County IDA, PCR,
  Toledo Edison, 4.85%, 6/1/04                     3,500        3,318
Montgomery County IDA, PCR,
  5.20%, 10/1/04                                    2,000        1,943

Pennsylvania, GO
     5.125%, 9/15/03 (AMBAC Insured)               2,800        2,827
     6.00%, 7/1/09                                  4,375        4,604
Pennsylvania Intergovernmental Cooperative Auth.
  Philadelphia Funding Program
     6.00%, 6/15/02 (FGIC Insured)                 5,000        5,133
  Special Tax, 5.00%, 6/15/03 (FGIC Insured)      6,700        6,730
Total Pennsylvania (Cost $24,873)                              24,555

PUERTO RICO 1.2%

Puerto Rico Municipal Fin. Agency, GO,
  5.50%, 8/1/02                                $    4,790   $    4,866
Total Puerto Rico (Cost $4,878)                                 4,866

SOUTH CAROLINA 3.0%

South Carolina, GO, School Fac.,
  5.75%, 1/1/07                                     4,960        5,141
South Carolina Public Service Auth.
  Santee Cooper
      6.50%, 7/1/24 (AMBAC Insured)
     (Prerefunded 7/1/02!)                          6,750        7,138
Total South Carolina (Cost $12,107)                            12,279

TEXAS 3.5%

Austin Utilities, 5.75%,
  11/15/03 (FSA Insured)                            5,000        5,149
Texas Univ., 6.25%, 7/1/13
  (Prerefunded 7/1/02!)                             2,000        2,068
Tomball Hosp. Auth.
  Tomball Regional Hosp.
     5.50%, 7/1/03                                     800          787
     5.50%, 7/1/04                                     800          778
     5.50%, 7/1/05                                   1,300       1,252
Tyler Health Fac. Dev.
  Mother Frances Hosp.
     5.25%, 7/1/01                                     700          695
     5.25%, 7/1/02                                   1,200       1,182
Univ. of Texas, Financing Systems,
  5.25%, 8/15/04                                     2,375       2,403
Total Texas (Cost $14,534)                                      14,314

VIRGINIA 5.6%

Arlington County IDA,
  Alexandria/Arlington Waste to Energy
     5.00%, 1/1/02 (FSA Insured)                    3,000       3,015
Bedford County IDA,
  Georgia-Pacific, 4.60%, 8/1/04                    1,650       1,615
Capital Region Airport Commission,
  Richmond Int'l. Airport
     VRDN (Currently 3.90%)(AMBAC Insured) *       2,700       2,700
Chesterfield County, Water & Sewer,
  Zero Coupon, 11/1/07                               6,000       3,981
Fairfax County, GO, 5.50%, 12/1/05                  4,100      4,213
Hampton Roads Medical College,
  6.30%, 11/15/02                                $    1,000   $  1,027

Virginia Public School Auth., GO
  School Fin.
     5.25%, 8/1/05                                    2,000      2,027
     5.50%, 8/1/02                                    4,150      4,230
Total Virginia (Cost $22,910)                                  22,808

WASHINGTON 3.9%

Washington Public Power Supply System
  Nuclear Project
     5.00%, 7/1/03                                  5,500        5,498
     5.25%, 7/1/03                                  3,000        3,020
     5.50%, 7/1/02                                  5,000        5,068
     6.30%, 7/1/01 (FSA Insured)                   2,000        2,041
Total Washington (Cost $15,895)                                15,627

WISCONSIN 1.7%

Milwaukee Metropolitan Sewage Dist.,
  GO, 6.25%, 10/1/05                                3,000        3,172
Wisconsin Transportation
     5.00%, 7/1/02                                  1,630        1,638
     5.40%, 7/1/04                                  2,000        2,018
Total Wisconsin (Cost $6,880)                                   6,828

Total Investments in Securities
98.1% of Net Assets (Cost $400,300)                        $  396,777
Other Assets Less Liabilities                                   7,857
NET ASSETS                                                   $  404,634
                                                              ----------
Net Assets Consist of:
Accumulated net investment income
- net of distributions                                      $       18
Accumulated net realized gain/loss
 net of distributions                                          (1,098)
Net unrealized gain (loss)                                     (3,523)

Paid-in-capital applicable to 77,869,548
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                 409,237
NET ASSETS                                                   $  404,634
                                                              ----------
NET ASSET VALUE PER SHARE                                   $     5.20
                                                              ----------
    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
 HEFA  Health & Educational Facility Authority

 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------
In thousands


                                                              Year
                                                              Ended
                                                                 2/29/00
Investment Income (Loss)

Interest income                                              $   19,812

Expenses
  Investment management                                          1,811
  Shareholder servicing                                            258
  Custody and accounting                                           143
  Prospectus and shareholder reports                               34
  Registration                                                       14
  Legal and audit                                                    12
  Directors                                                            7
  Miscellaneous                                                       5

  Total expenses                                                  2,284

  Expenses paid indirectly                                         (1)
  Net expenses                                                    2,283

Net investment income (loss)                                   17,529

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      (926)
  Futures                                                          (116)
  Net realized gain (loss)                                     (1,042)

Change in net unrealized
gain or loss on securities                                    (13,714)

Net realized and unrealized gain (loss)                     (14,756)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $    2,773
                                                              ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------
In thousands

                                              Year
                                              Ended
                                             2/29/00            2/28/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)        $     17,529         $   18,241
  Net realized gain (loss)                  (1,042)             2,173
  Change in net unrealized gain or loss   (13,714)               962

  Increase (decrease) in net
  assets from operations                     2,773             21,376

Distributions to shareholders
  Net investment income                    (17,529)          (18,241)
  Net realized gain                            (848)           (1,702)

  Decrease in net assets
  from distributions                       (18,377)          (19,943)

Capital share transactions *
  Shares sold                                99,955            108,583
  Distributions reinvested                  14,393             15,472
  Shares redeemed                         (153,429)         (105,120)

  Increase (decrease) in
  net assets from capital
  share transactions                       (39,081)            18,935

Net Assets

Increase (decrease) during period         (54,685)            20,368

Beginning of period                        459,319            438,951

End of period                             $ 404,634          $ 459,319
                                          ----------------------------

*Share information
  Shares sold                                18,985             20,210
  Distributions reinvested                   2,730              2,877
  Shares redeemed                           (29,126)          (19,568)

  Increase (decrease) in
  shares outstanding                        (7,411)             3,519

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
                                                      February 29, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 23, 1983.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $207,221,000 and $241,342,000, respectively, for the year ended February 29, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund has capital loss carryforwards for federal income tax purposes of $243,000, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
-----------------------------------------------------------------
     Undistributed net realized gain                     $522,000
     Paid-in-capital                                       (522,000)

     At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $400,300,000. Net unrealized loss aggregated $3,523,000 at period-end, of which $711,000 related to appreciated investments and $4,234,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $135,000 was payable at February 29, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

    In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $304,000 for the year ended February 29, 2000, of which $33,000 was payable at period-end.

T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
Report of Independent Accountants
------------------------------------------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

    In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. ("the Fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 2000


T. Rowe Price Tax-Free Short-Intermediate Fund
------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/29/00
------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $848,000 from long-term capital gains, subject to the 20% rate gains category,

o $17,599,000 which qualified as exempt-interest dividends.

T. Rowe Price Shareholder Services
------------------------------------------------------------------
Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access (registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     INVESTMENT INFORMATION
     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

    T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.
                                                        F56-050 2/29/00

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS ARE ATTACHED HERE BY ACCESSING THE FOLLOWING:

==================================================================
                                  T. Rowe Price
------------------------------------------------------------------
                                 Annual Report
                             Virginia Tax-Free Funds
------------------------------------------------------------------
                                February 29, 2000
------------------------------------------------------------------
REPORT HIGHLIGHTS
==================================================================
VIRGINIA TAX-FREE FUNDS
-----------------------
* Higher interest rates hurt returns for long-term Virginia municipal bonds, while shorter-term issues fared better.
* The Virginia Short-Term Tax-Free Bond Fund comfortably outdistanced its peer group average for the six-month period ended February 29, 2000.
* The Virginia Tax-Free Bond Fund declined, but defensive moves helped it outperform its Lipper average for both the 6- and 12-month periods.
* Our funds moved to lock in higher yields late in 1999 and early in 2000.
* We will be looking for opportunities to lock in higher yields as interest rates continue to rise in 2000.

UPDATES AVAILABLE
-----------------
   For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
   The Federal Reserve's efforts to stem inflationary pressures in the economy took a toll on the bond markets over the past year. Total returns could not withstand four interest rate hikes, intended to slow a roaring national economy. Long-term Virginia municipals, which are the most sensitive to rising rates, generally posted weak or negative returns during the past 6- and 12-month periods, while shorter-term issues fared better. This rising-rate environment produced mixed results for your funds.

MARKET ENVIRONMENT
------------------
                              VIRGINIA BOND YIELDS
                              --------------------

                 Virginia Bond Index      Virginia 3-year GO Bond
2/28/99                 5.05                      3.58
                         5.08                      3.6
                         5.08                      3.6

5/31                     5.19                      3.78
                         5.44                      4.1
                         5.48                      4.08
8/31                     5.69                      4.17
                         5.86                      4.23
                         6.07                      4.32
11/30                    5.95                      4.27
                         6.13                       4.48
                         6.28                       4.68
2/29/00                 6.18                       4.7

Source: T. Rowe Price Associates.

   The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports, and by increased government s pending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

   Interest rates, and municipal bond yields, trended upward in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market, and from selling to realize tax losses at year-end. Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

   The funds' fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to repurchase Treasury bonds. The proposal sent shock waves through the bond market as investors scrambled to discern which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as 30-year Treasury yields fell below two-year yields. The municipal yield curve, however, maintained a positive slope, although it is flatter than it was last year when the difference between short- and long-term yields was greater.

   Virginia's economy continues to grow at a healthy pace. The unemployment rate was an extremely low 2.6% in December -- the lowest December rate in 30 years -- as new jobs grew 1.9% from the previous year. Virginia's employment base continues to diversify away from a dependence on the federal government and into the services and high-tech industries.

   The commonwealth's financial profile remains strong. Revenue collections for the first seven months of the 2000 fiscal year are 11% ahead of the prior year's seven-month level and 2% above official forecasts. This has been the case despite recent tax-relief measures and other initiatives. As a result of Virginia's sound fiscal policies, the need to borrow has been reduced, and consequently the supply of municipal securities remains tight.

   Transportation needs and how to pay for them continue to dominate current General Assembly discussions. It now appears unlikely that Virginia will issue tobacco settlement securitization bonds to fund transportation projects, as advocated by Governor Gilmore. However, GARVEE bonds (backed by federal transportation grants) of as much as $800 million may be issued for transportation needs as part of a $2.1 to $2.5 billion transportation plan currently under discussion.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND
--------------------------------------
   Higher interest rates made progress difficult for the six months ended February 29, but results were positive nonetheless. Dividends per share held steady at $0.09 for the period, more than offsetting a $0.04 decline in per share price. Our resulting 1.26% six-month total return comfortably outdistanced the Lipper benchmark of 1.07%. Returns for the 12-month period matched the Lipper average.

   For the past six months we carried higher cash balances as yields moved higher. Our strategy was to keep duration short in the face of the Fed's tightening moves, while pursuing bonds that offer more yield whenever they are available -- which is not often because of the high quality of the Virginia municipal market. (Duration measures a bond or bond fund's price sensitivity to changes in interest rates. The price of a bond fund with a duration of two years, for example, would drop 2% if rates rose by one percentage point.)

   The fund's duration ranged between 1.75 and 2.15 years after July 1999, considerably shorter than the 2.15 to 2.55 range we previously maintained. In October, however, five-year yields approached 5% for the first time since March 1995, and we saw an opportunity to extend duration again, to 2.15 years. The portfolio finished the period with an average duration of 1.8 years. Given the recent high yields, we would like to buy as many four-year bonds as possible, but we are mindful of not becoming too aggressive while the Fed continues to tighten.

   Our portfolio is skewed toward higher-yielding sectors of the investment-grade market, including hospital (11%), lease revenue (11%), and solid waste revenue bonds (7%). In the fall we purchased $1.1 million of Halifax County IDA Old Dominion Electric -- issues we rarely have the opportunity to buy -- which pushed our electric revenue exposure to 5%. We prefer to pursue these quality, higher-yielding opportunities because over time the yield component adds significantly to shareholder total returns, a combination of dividends and price appreciation.

   The fund's largest allocations are to prerefunded bonds at 23% of assets and local general obligation bonds at 18%, up from 13% six months ago. While these numbers seem high, they are significantly below their share of outstanding debt in the short-term sector of the Virginia municipal market.

VIRGINIA TAX-FREE BOND FUND
---------------------------
   The pressure on fixed income markets over the past year did not spare the Virginia municipal market or your fund. Although income returns were steady, principal was down for both the 6- and 12-month periods. For the six months, dividends of $0.27 per share nearly offset a $0.31 price decline, and the 12-month annualized dividend yield of 5.23% offered an attractive taxable-equivalent yield of 8.17% for investors in the 36% federal tax bracket. Although total returns for both periods were negative, they surpassed the fund's peer group averages, aided by our more defensive strategy and low fees.

   In the first half of the year, we shifted to a more conservative interest rate posture as steadily rising rates were taking their toll on the municipal market. In particular, we kept a shorter average maturity (generally, shorter maturity bonds have less principal volatility than longer bonds), and we purchased more issues with 10- to 20-year maturities while selling longer, more interest rate-sensitive bonds. This mitigated the decline in principal value, as the longest maturity bonds had a particularly difficult year. As rising rates improved yields late in 1999 and in the first two months of 2000, we shifted the fund into modestly longer issues in an effort to lock in a better income stream.

   Market movements did not dictate all moves. As a caution against any market dislocations because of Y2K concerns, we maintained a higher level of cash reserves than normal for the last several months of 1999. While 2000 arrived with little noticeable effect on the market or anywhere, the higher levels of cash reduced the fund's interest rate exposure during a difficult fourth quarter 1999 and early 2000.

   We shifted some sector allocations with mixed results. We reduced our already low allocation to high-yield issues and maintained an above-average stake in industrial revenue bonds. Performance in the high-yield sector was particularly poor and corporate credits such as Georgia Pacific and Waste Management also weakened and detracted from performance. Our allocation to hospitals, while lower than prior periods, is still relatively high at 14%. This sector also produced poor performance.

OUTLOOK
-------
   A retrospective look at 1999 reveals a trying time for municipal investors, especially in light of another year of sizzling equity performance. Yet, as we look forward to the rest of 2000, we believe there is cause for optimism. Municipal interest rates are at their highest levels since 1995, and when compared historically to various taxable alternatives, the municipal market appears attractive.

   The Federal Reserve has made it clear that it will raise short-term rates until the economy slows, but multiple moves are anticipated by the market and have been factored into current valuations. If equity markets stumble, as some say the Federal Reserve would like, demand for the less volatile returns available from the fixed income market should increase, giving municipal returns a boost.

   We are cautiously optimistic that current market conditions are an opportunity to lock in higher yields, and we will diligently and prudently scrutinize the Virginia municipal market for such opportunities.

Respectfully submitted,

Charles B. Hill
/s/Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
/s/Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

March 22, 2000
***************************

The commonwealth's
financial profile
remains strong.
***************************
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00         6 Months      12 Months
    ---------------------         --------      ---------
    Virginia Short-Term
    Tax-Free Bond Fund              1.26%         1.48%

    Lipper Short Municipal
    Debt Funds Average              1.07          1.48

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00         6 Months      12 Months
    ---------------------         --------      ---------
    Virginia Tax-Free Bond Fund    -0.33%        -3.16%

    Lipper Virginia Municipal
    Debt Funds Average             -1.10         -3.76
==================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    KEY STATISTICS
    --------------
                                                 8/31/99        2/29/00
  Virginia Short-Term Tax-Free Bond Fund
------------------------------------------------------------------
  Price Per Share                             $    5.10       $   5.06
------------------------------------------------------------------
  Dividends Per Share
------------------------------------------------------------------
      For 6 months                                  0.09           0.09
------------------------------------------------------------------
      For 12 months                                 0.19           0.18
------------------------------------------------------------------
  Dividend Yield *
------------------------------------------------------------------
      For 6 months                                 3.57%          3.73%
------------------------------------------------------------------
      For 12 months                                3.70           3.70
------------------------------------------------------------------
  30-Day Standardized Yield                       3.62           4.10
------------------------------------------------------------------
  Weighted Average Maturity (years)               2.3            2.1
------------------------------------------------------------------
  Weighted Average Effective Duration (years)     2.0            1.8

------------------------------------------------------------------
  Weighted Average Quality **                       AA             AA
-----------------------------------------------------------------

  Virginia Tax-Free Bond Fund
------------------------------------------------------------------
  Price Per Share                             $   10.86      $   10.55
------------------------------------------------------------------
  Dividends Per Share
------------------------------------------------------------------
      For 6 months                                 0.27           0.27
------------------------------------------------------------------
      For 12 months                                0.54           0.54
------------------------------------------------------------------
  Dividend Yield *
------------------------------------------------------------------
      For 6 months                                 4.96%          5.23%
------------------------------------------------------------------
      For 12 months                                5.11           5.23
------------------------------------------------------------------
  30-Day Standardized Yield                       4.74           5.15
------------------------------------------------------------------
  Weighted Average Maturity (years)              14.9           15.7
------------------------------------------------------------------
  Weighted Average Effective Duration (years)    7.8            8.3
------------------------------------------------------------------
  Weighted Average Quality **                       AA            AA-
------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
**   Based on T. Rowe Price research.
==================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    SECTOR DIVERSIFICATION
    ----------------------
  Sector Diversification
                                             Percent of     Percent of
                                              Net Assets     Net Assets
                                                8/31/99        2/29/00
  Virginia Short-Term Tax-Free Bond Fund
------------------------------------------------------------------
  Prerefunded Bonds                                 28%            23%
------------------------------------------------------------------
  General Obligation - Local                       13             18
------------------------------------------------------------------
  Lease Revenue                                      5             11

------------------------------------------------------------------
  Hospital Revenue                                   14             11
------------------------------------------------------------------
  Solid Waste Revenue                                 7              7
------------------------------------------------------------------
  Electric Revenue                                    1              5
------------------------------------------------------------------
  Air and Sea Transportation Revenue                 6              5
------------------------------------------------------------------
  Water and Sewer Revenue                             6              4
------------------------------------------------------------------
  Ground Transportation Revenue                      4              3
------------------------------------------------------------------
  Industrial and Pollution Control Revenue           4              3
------------------------------------------------------------------
  Dedicated Tax Revenue                                -              3
------------------------------------------------------------------
  General Obligation - State                          2              2
------------------------------------------------------------------
  Life Care/Nursing Home Revenue                      2              2
------------------------------------------------------------------
  Educational Revenue                                  7              2
------------------------------------------------------------------
  All Other                                             1              2
------------------------------------------------------------------
  Other Assets Less Liabilities                       -             -1
------------------------------------------------------------------
  Total                                             100%           100%

  Virginia Tax-Free Bond Fund
------------------------------------------------------------------
  Prerefunded Bonds                                 12%            14%
------------------------------------------------------------------
  Hospital Revenue                                   16             14
------------------------------------------------------------------
  General Obligation - Local                        14             12
------------------------------------------------------------------
  Educational Revenue                                 8              8
------------------------------------------------------------------
  Housing Finance Revenue                             8              7
------------------------------------------------------------------
  Dedicated Tax Revenue                                4              6
------------------------------------------------------------------
  Industrial and Pollution Control Revenue           6              6
------------------------------------------------------------------
  Solid Waste Revenue                                  6              5
------------------------------------------------------------------
  Lease Revenue                                        5              5
------------------------------------------------------------------
  Ground Transportation Revenue                       4              4
------------------------------------------------------------------

  Water and Sewer Revenue                             3              4
-----------------------------------------------------------------
  Other Revenue                                       3              4
------------------------------------------------------------------
  Air and Sea Transportation Revenue                 3              3
------------------------------------------------------------------
  Life Care/Nursing Home Revenue                      2              3
------------------------------------------------------------------
  Escrowed to Maturity                                 2              2
------------------------------------------------------------------
  All Other                                             4              1
------------------------------------------------------------------
  Other Assets Less Liabilities                       -              2
------------------------------------------------------------------
  Total                                             100%           100%
==================================================================

T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
PERFORMANCE COMPARISON
----------------------
   These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
******************************************************************
            Lehman 3-Year         Lipper Short              Virginia
            State GO              Municipal Debt            Short-Term
            Bond Index            Funds Average             Tax-Free
                                                              Bond Fund
           -------------         ----------------        -----------
11/30/94        10000                   10000                    10000
2/95            10195                   10210                     10228
2/96            11017                   10830                     10886
2/97            11505                   11236                     11248
2/98            12115                   11747                     11752
2/99            12752                   12264                     12282
2/00            12929                   12453                     12463
******************************************************************
           Lehman Municipal    Lipper Virginia              Virginia
              Bond Index        Municipal Debt               Tax-Free
                                 Funds Average               Bond Fund
            -------------      ------------------         ----------
4/31/91         10000                   10000                    10000
2/92            10850                   10768                    10812
2/93            12343                   12213                    12337
2/94            13027                   12900                    13077
2/95            13272                   13033                    13274

2/96            14738                   14312                    14692
2/97            15550                   14980                    15427
2/98            16972                   16293                    16820
2/99            18015                   17172                    17833
2/00            17640                   16557                    17269
******************************************************************
AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods                                             Since    Inception
Ended 2/29/00        1 Year  3 Years  5 Years   Inception     Date
--------------      -------  ------   -------   -------    --------
Virginia Short-Term
 Tax-Free Bond Fund  1.48%    3.48%   4.03%      4.29%     11/30/94
Virginia Tax-Free
 Bond Fund           -3.16     3.83    5.40       6.38       4/30/91

   Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
==================================================================
T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                        Year
                       Ended
                      2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period  $ 5.18   $ 5.15     $ 5.13    $ 5.16    $ 5.06
------------------------------------------------------------------
Investment activities
  Net investment
  income(loss)         0.18*    0.19*       0.19*     0.20*     0.21*
  Net realized and
  unrealized gain
  (loss)              (0.11)     0.04        0.03     (0.03)     0.11
------------------------------------------------------------------
  Total from
  investment
  activities          0.07      0.23         0.22      0.17      0.32
------------------------------------------------------------------
Distributions
  Net investment
  income             (0.18)    (0.19)       (0.19)    (0.20)   (0.21)
  Net realized gain (0.01)    (0.01)       (0.01)        -    (0.01)

------------------------------------------------------------------
  Total
  distributions     (0.19)    (0.20)       (0.20)    (0.20)   (0.22)
------------------------------------------------------------------
NET ASSET VALUE
End of period     $   5.06  $   5.18     $   5.15  $   5.13  $   5.16

Ratios/Supplemental=Data
=================================================================
Total return(diamond)   1.48%*    4.51%*       4.48%*   3.33%*  6.43%*
------------------------------------------------------------------
Ratio of total expenses to
average net assets    0.60%*    0.62%*      0.65%*    0.65%*  0.65%*
------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets             3.61%*    3.65%*     3.81%*    3.84%*   4.07%*
------------------------------------------------------------------
Portfolio turnover
rate                   39.3%     22.5%     75.0%     32.5%     36.4%
------------------------------------------------------------------
Net assets, end of period
(in thousands)      $ 27,620  $ 26,772  $ 20,361  $ 16,314  $ 12,480
------------------------------------------------------------------
(diamond)Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 6/30/98, and a 0.60% voluntary expense limitation in effect from 7/1/98 through 2/29/00.

The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Virginia Tax-Free Bond Fund
-----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                         Year
                        Ended
                      2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period $  11.45  $  11.45  $  11.05  $  11.09  $  10.56
------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)          0.54      0.55      0.57      0.57*    0.57*
  Net realized and
  unrealized gain
  (loss)                 (0.90)     0.12      0.40     (0.04)     0.53

------------------------------------------------------------------
  Total from
  investment
  activities             (0.36)     0.67      0.97      0.53     1.10
------------------------------------------------------------------
Distributions
  Net investment income (0.54)    (0.55)    (0.57)    (0.57) (0.57)
  Net realized gain         -     (0.12)        -         -         -
------------------------------------------------------------------
  Total distributions   (0.54)    (0.67)    (0.57)    (0.57)  (0.57)
------------------------------------------------------------------
NET ASSET VALUE
End of period         $  10.55  $  11.45  $  11.45  $  11.05  $11.09

Ratios/Supplemental=Data
==================================================================
Total return           (3.16%)    6.02%     9.03%     5.00%* 10.69%*
------------------------------------------------------------------
Ratio of total expenses to
average net assets    0.55%     0.57%     0.58%     0.65%*    0.65%*
------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets             4.96%     4.83%     5.12%     5.23%*    5.27%*
------------------------------------------------------------------
Portfolio turnover
rate                   48.1%     47.3%     64.3%     66.2%     93.7%
------------------------------------------------------------------
Net assets, end of period
(in thousands)     $261,992  $278,812  $238,282  $195,783  $178,750
------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
----------------------------------------------------
February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                        Par        Value
                                                            In thousands
VIRGINIA 90.0%

Abington IDA, Johnston Memorial Hosp.,
    5.00%, 7/1/02                                   $    765   $    764

------------------------------------------------------------------
Alexandria IDA, Ogden Martin, VRDN
    (Currently 3.90%) *                                  500       500
------------------------------------------------------------------
Arlington County IDA, Alexandria/Arlington Waste to Energy
        5.25%, 1/1/03 (FSA Insured)                   1,000     1,011
------------------------------------------------------------------
Augusta County IDA, Augusta Hosp.
        6.10%, 9/1/00 (AMBAC Insured)                    60         61
------------------------------------------------------------------
Bedford County IDA, Georgia-Pacific, 4.60%, 8/1/04    300       294
------------------------------------------------------------------
Chesapeake Bay Bridge and Tunnel
        5.10%, 7/1/01 (FGIC Insured)                    945       953
------------------------------------------------------------------
        6.375%, 7/1/22 (MBIA Insured)
        (Prerefunded 7/1/01+)                           690        720
------------------------------------------------------------------
Fairfax County, GO, Public Improvement,
       5.50%, 6/1/01                                     675        684
------------------------------------------------------------------
Fairfax County Sewer, 5.625%, 7/15/01               1,000      1,015
------------------------------------------------------------------
Halifax County IDA, Old Dominion Electric,
       5.25%, 12/1/02 *                               1,130      1,124
------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
        5.00%, 11/1/02                                   585        589
------------------------------------------------------------------
Henrico County IDA, Bon Secours Health
        7.50%, 9/1/07 (Prerefunded 8/1/00+)            650        672
------------------------------------------------------------------
Hopewell IDA
    Westport Convalescent Center
        5.45%, 10/1/02                                   220        216
------------------------------------------------------------------
        5.60%, 10/1/03                                   235        230
------------------------------------------------------------------
Leesburg Utility System
        6.30%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/02+)                           500        526
------------------------------------------------------------------
Peninsula Port Auth.
    Riverside Health Systems
        5.00%, 7/1/01                                    345        346
------------------------------------------------------------------
        5.00%, 7/1/02                                    360        359
------------------------------------------------------------------
        5.90%, 7/1/00                                    120        121
------------------------------------------------------------------

Petersburg Hosp. Auth.
    Southside Regional Medical Center, 5.60%, 7/1/00  700       703
------------------------------------------------------------------
Portsmouth, GO
        5.60%, 8/1/01                                    500        507
------------------------------------------------------------------
    Public Improvement
        5.90%, 11/1/01                                   125        128
------------------------------------------------------------------
        6.10%, 11/1/03                                   750        780
------------------------------------------------------------------
Richmond, 6.25%, 1/15/21 (Prerefunded 1/15/01+) $     25   $     26
------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.75%, 7/15/22 (FGIC Insured)
        (Prerefunded 7/15/02+)                          320        327
------------------------------------------------------------------
Roanoke IDA
    Carilion Health Systems
        VRDN (Currently 3.85%)                          700        700
------------------------------------------------------------------
        6.50%, 7/1/25 (MBIA Insured)
        (Prerefunded 7/1/00+)                         1,000      1,008
------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/03 (AMBAC Insured)                  545        532
------------------------------------------------------------------
Upper Occoquan Sewage Auth.
        6.50%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/01+)                         1,430      1,495
------------------------------------------------------------------
Virginia, GO, 5.00%, 6/1/02                             500        504
------------------------------------------------------------------
Virginia Beach, GO, 6.70%, 3/1/05
        (Prerefunded 3/1/01+)                            600       626
------------------------------------------------------------------
Virginia College Building Auth.
    Equipment Leasing Program
        4.75%, 2/1/02                                   1,325    1,328
------------------------------------------------------------------
        5.00%, 2/1/02                                     200       201
------------------------------------------------------------------
    Hampton Univ., 5.20%, 4/1/02                         435      439
------------------------------------------------------------------
Virginia Ed. Loan Auth., 5.40%, 9/1/01
     (Escrowed to Maturity) *                             400      404
------------------------------------------------------------------
Virginia HDA, 4.90%, 1/1/03                               200      199
------------------------------------------------------------------
Virginia Public Building Auth.
        5.625%, 8/1/02                                      675     689

------------------------------------------------------------------
        5.70%, 8/1/03                                       250     257
------------------------------------------------------------------
        6.50%, 8/1/11 (Prerefunded 8/1/01+)             1,000  1,046
------------------------------------------------------------------
Virginia Public School Auth., GO
        4.90%, 1/1/03                                       550     552
------------------------------------------------------------------
        5.00%, 1/1/04                                     1,000  1,004
------------------------------------------------------------------
        5.00%, 8/1/04                                     1,000  1,005
------------------------------------------------------------------
        6.00%, 8/1/01                                       200     204
------------------------------------------------------------------
Total Virginia (Cost $25,041)                                 24,849
------------------------------------------------------------------
district=of=columbia==4.9%
=================================================================
Metropolitan Washington D.C. Airports Auth.
        5.75%, 10/1/03 (FGIC Insured) *                300        307
------------------------------------------------------------------
        6.40%, 10/1/04 (MBIA Insured) *              1,000      1,051
------------------------------------------------------------------
Total District of Columbia (Cost $1,370)                      1,358
------------------------------------------------------------------

PUERTO=RICO==4.5%
===============================================================
Puerto Rico Ind. Medical and Environmental PCR
        4.25%, 9/1/03                               $    500   $    485
------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, 5.50%, 8/1/02      750        762
------------------------------------------------------------------
Total Puerto Rico (Cost $1,264)                                1,247
------------------------------------------------------------------

U.=S.=VIRGIN=ISLANDS==1.1%
======================================================
Virgin Island Water and Power Auth., 5.00%, 7/1/02   300        298
------------------------------------------------------------------
Total U. S. Virgin Islands (Cost $303)                           298

=Total=Investments=in=Securities
================================================
 100.5% of Net Assets (Cost $27,978)                      $   27,752

 Other Assets Less Liabilities                                  (132)

 NET ASSETS                                                  $   27,620

 Net Assets Consist of:
 Accumulated net investment income - net of distributions  $      2
 Accumulated net realized gain/loss - net of distributions     (33)
 Net unrealized gain (loss)                                      (226)
 Paid-in-capital applicable to 5,461,371 no par value
     shares of beneficial interest outstanding; unlimited
     number of shares authorized                                27,877

 NET ASSETS                                                     $27,620

 NET ASSET VALUE PER SHARE                                     $  5.06

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

 The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Virginia Tax-Free Bond Fund
-----------------------------------------
February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                      Par         Value
                                                        In thousands
VIRGINIA 92.0%
Alexandria IDA

    Episcopal High School, 5.875%, 1/1/23    $    1,250   $    1,229
------------------------------------------------------------------
    Ogden Martin, VRDN (Currently 3.90%) *        2,450        2,450
------------------------------------------------------------------
Arlington County, GO, 6.00%, 6/1/11               1,000        1,059
------------------------------------------------------------------
Arlington County IDA
    Alexandria/Arlington Waste
        5.375%, 1/1/13 (FSA Insured) *             3,000        2,885
------------------------------------------------------------------
    Arlington Hosp.
        7.00%, 9/1/11 (Prerefunded 9/1/01+)       1,205        1,271
------------------------------------------------------------------

    The Nature Conservancy
        5.40%, 7/1/17                               1,815        1,727
------------------------------------------------------------------
        5.45%, 7/1/27                               2,905        2,672
------------------------------------------------------------------
Augusta County Service Auth., Water and Sewer
        5.00%, 11/1/24 (MBIA Insured)              1,000          857
------------------------------------------------------------------
Bedford County IDA, Nekoosa Packaging
        5.60%, 12/1/25 *                            4,000        3,394
------------------------------------------------------------------
        6.30%, 12/1/25 *                            2,000        1,886
------------------------------------------------------------------
Charles County Ind. Dev.,
     Waste Management, 4.875%, 2/1/09 *           2,250        1,889
------------------------------------------------------------------
Chesapeake Toll Road, Expressway, 5.625%,
 7/15/19                                             1,250        1,168
------------------------------------------------------------------
Clarke County IDA Hosp. Fac.,
     Winchester Medical Center
        VRDN (Currently 3.90%) (FSA Insured)      4,000        4,000
------------------------------------------------------------------
Covington and Alleghany County IDA, PCR, Westvaco
        6.65%, 9/1/18                               1,500        1,559
------------------------------------------------------------------
Danville IDA
    Danville Regional Medical Center
        5.20%, 10/1/18 (AMBAC Insured)             3,735        3,425
------------------------------------------------------------------
        6.50%, 10/1/24 (FGIC Insured)
        ((Prerefunded 10/1/04+)                    3,000        3,210
------------------------------------------------------------------
Fairafax County Economic Dev. Auth.
    Greenspring Retirement Community
        7.50%, 10/1/29                              2,500        2,383
------------------------------------------------------------------
    National Wildlife Federation
        5.25%, 9/1/17 (MBIA Insured)               2,000        1,874
------------------------------------------------------------------
    Vienna II Metrorail
        6.00%, 9/1/19                               1,975        2,003
------------------------------------------------------------------
        6.00%, 9/1/20                               2,090        2,112
------------------------------------------------------------------
Fairfax County Housing Auth.
    FCRHA Office Building
        7.50%, 6/15/18 (Prerefunded 12/15/02+) $  2,125   $    2,288
------------------------------------------------------------------
Fairfax County Water Auth.
        5.00%, 4/1/21                               2,500        2,198

------------------------------------------------------------------
        5.80%, 1/1/16 (Escrowed to Maturity)      5,935        5,999
------------------------------------------------------------------
Frederick County IDA, Gov't. Complex Fac.
        6.50%, 12/1/14 (MBIA Insured)              1,500        1,583
------------------------------------------------------------------
Fredericksburg IDA, Hosp. Fac. (MWH Medicorp
        Obligated Group)
        Residual Interest Bond / Inverse Floater
        (Currently 9.114%), 8/15/23 (FGIC Insured)
        (Prerefunded 8/15/01+)                     3,000        3,296
------------------------------------------------------------------
Giles County IDA, Hoechst Celanese,
 6.625%, 12/1/22 *                                  1,485        1,452
------------------------------------------------------------------
Goochland County IDA, Nekoosa Packaging
        5.65%, 12/1/25 *                               750          641
------------------------------------------------------------------
Greater Richmond Convention Center Auth.
    Convention Center Expansion, 6.125%, 6/15/29  4,000       3,970
------------------------------------------------------------------
Halifax County IDA, Halifax Regional Long-Term Care
        5.625%, 7/1/12                               1,585       1,382
------------------------------------------------------------------
Hampton, Public Improvement, GO, 5.125%, 1/15/15  1,500       1,410
------------------------------------------------------------------
Hampton IDA, Sentara Health, 5.375%, 11/1/15       5,300      4,940
------------------------------------------------------------------
Hampton Roads Medical College
        6.875%, 11/15/11                               500          524
------------------------------------------------------------------
        6.875%, 11/15/11 (Prerefunded 11/15/01+)   1,000       1,048
------------------------------------------------------------------
        6.875%, 11/15/16 (Prerefunded 11/15/01+)      500        528
------------------------------------------------------------------
Hanover County IDA
    Memorial Regional Medical Center
        6.50%, 8/15/10 (MBIA Insured)                1,300      1,406
------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
        6.125%, 11/1/19                                2,000     2,039
------------------------------------------------------------------
Henrico County IDA
    Bon Secours Health
        6.00%, 8/15/16 (MBIA Insured)                 1,045     1,076
------------------------------------------------------------------
        6.25%, 8/15/20 (MBIA Insured)                 1,750     1,826
------------------------------------------------------------------
        7.50%, 9/1/07 (Prerefunded 8/1/00+)             325       336
------------------------------------------------------------------

    St. John's Hosp.
        7.50%, 9/1/15 (Prerefunded 7/1/00+)           1,650    1,701
------------------------------------------------------------------
Henrico County IDA
    Regional Jail
        6.00%, 8/1/15 (Prerefunded 8/1/05+)       $    2,415  $2,523
-----------------------------------------------------------------
        7.00%, 8/1/13 (Prerefunded 8/1/05+)            1,485   1,643
------------------------------------------------------------------
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27       4,250   4,085
------------------------------------------------------------------
Hopewell IDA
    Colonial Heights Convalescent Center
        5.75%, 10/1/04                                      150     145
------------------------------------------------------------------
    Forest Hill Convalescent Center
        5.60%, 10/1/03 (Prerefunded 10/1/02+)           100      105
------------------------------------------------------------------
        5.90%, 10/1/05 (Prerefunded 10/1/02+)           240      254
------------------------------------------------------------------
    Westport Convalescent Center, 5.75%, 10/1/04       290       281
------------------------------------------------------------------
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *        4,250    4,229
------------------------------------------------------------------
Loudoun County, GO
        5.25%, 12/1/13                                   1,360   1,329
------------------------------------------------------------------
    Public Improvement
        5.75%, 12/1/18                                   1,685   1,679
------------------------------------------------------------------
        5.75%, 12/1/19                                   1,185   1,178
------------------------------------------------------------------
Lynchburg IDA
    Centra Health
        5.25%, 1/1/11                                    1,890   1,777
------------------------------------------------------------------
        5.375%, 1/1/13                                   1,000      929
-----------------------------------------------------------------
Manassas, GO, 5.25%, 1/1/11                             1,550   1,538
------------------------------------------------------------------
Martinsville IDA
    Memorial Hosp. of Martinsville and Henry County
        7.00%, 1/1/11 (Prerefunded 1/1/01+)              950      971
------------------------------------------------------------------
Medical College of Virginia Hosp. Auth.
        5.25%, 7/1/14 (MBIA Insured)                    3,185   3,052
------------------------------------------------------------------
        5.25%, 7/1/15 (MBIA Insured)                    2,600   2,463
------------------------------------------------------------------
Montgomery County IDA, 5.125%, 1/15/19 (MBIA Insured)   750     676
------------------------------------------------------------------

Newport News, GO
        5.50%, 7/1/12 (MBIA Insured)                    2,500   2,512
------------------------------------------------------------------
        5.625%, 7/1/14 (MBIA Insured)                   2,580   2,586
------------------------------------------------------------------
Norfolk, GO
        5.00%, 7/1/12 (FGIC Insured)                    1,995   1,908
------------------------------------------------------------------
        5.25%, 6/1/14                                    2,750   2,643
------------------------------------------------------------------
Norfolk IDA
    Children's Hosp. of The King's Daughters
        7.00%, 6/1/11 (AMBAC Insured)
        (Prerefunded 6/1/01+)                      $   1,150   $1,208
------------------------------------------------------------------
    Sentara Hosp.
        7.00%, 11/1/20 (Prerefunded 11/1/00+)     1,045        1,085
------------------------------------------------------------------
        7.10%, 11/1/10 (Prerefunded 11/1/00+)       850          883
------------------------------------------------------------------
Norfolk Redev. and Housing Auth.
    Merrimack Landing, 5.50%, 12/1/13              1,000          969
------------------------------------------------------------------
Peninsula Port Auth.
    Dominion Terminal, 7.375%, 6/1/20             2,000        2,055
------------------------------------------------------------------
    Riverside Health
        6.625%, 7/1/18 (Prerefunded 7/1/02+)      3,020        3,196
------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road

        Zero Coupon, 8/15/18                        3,000          741
------------------------------------------------------------------
        Zero Coupon, 8/15/24 (MBIA Insured)        5,000          936
------------------------------------------------------------------
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured)     2,000        1,806
------------------------------------------------------------------
Prince William County Park Auth., 5.875%,
 10/15/19                                            4,135        4,011
------------------------------------------------------------------
Prince William County Service Auth.,
     Water and Sewer Systems
        4.75%, 7/1/29 (FGIC Insured)               2,525        2,030
------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.25%, 7/15/17 (FGIC Insured)              2,700        2,528
------------------------------------------------------------------
        5.25%, 7/15/22 (FGIC Insured)              5,550        5,053
------------------------------------------------------------------
Riverside, Regional Jail,5.875%, 7/1/14
(MBIA Insured)                                      4,000        4,058

------------------------------------------------------------------
Roanoke, GO, Public Improvement, 6.00%, 10/1/19  4,810        4,886
------------------------------------------------------------------
Roanoke County IDA, Hollins College, 5.20%,
 3/15/17                                             1,150        1,022
------------------------------------------------------------------
Roanoke IDA
    Carilion Health Systems, VRDN
 (Currently 3.85%)                                  1,150        1,150
------------------------------------------------------------------
    Roanoke Memorial Hosp., Carilion Health System
        6.125%, 7/1/17 (MBIA Insured)              3,905        4,060
------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/02                               1,475        1,454
------------------------------------------------------------------
        5.00%, 7/1/03                               1,000          977
------------------------------------------------------------------
        5.00%, 7/1/15 (AMBAC Insured)              3,550        3,257
------------------------------------------------------------------
Univ. of Virginia
        5.20%, 6/1/15                               2,050        1,940
------------------------------------------------------------------
        5.25%, 6/1/13                               3,880        3,782
------------------------------------------------------------------
Upper Occoquan Sewage Auth., 4.75%, 7/1/29        3,000        2,398
------------------------------------------------------------------
Virginia Beach Dev. Auth.
    Beverly Enterprises, 10.00%, 4/1/10      $    1,910   $    1,971
------------------------------------------------------------------
    Sentara Bayside Hosp., 6.60%, 11/1/09
        (Prerefunded 11/1/01+)                     3,650        3,837
------------------------------------------------------------------
    Virginia Beach General Hosp., 6.00%, 2/15/10
        (AMBAC Insured)                             1,000        1,041
------------------------------------------------------------------
    Westminster Canterbury, 7.25%, 11/1/32        1,500        1,446
------------------------------------------------------------------
Virginia College Building Auth.
    Randolph Macon College, 6.625%, 5/1/13
        (Prerefunded 5/1/02+)                       1,000        1,057
------------------------------------------------------------------
    Washington and Lee Univ.
        5.25%, 1/1/26 (MBIA Insured)               2,320        2,101
------------------------------------------------------------------
        5.25%, 1/1/31 (MBIA Insured)               2,000        1,780
------------------------------------------------------------------
Virginia Commonwealth Univ., 5.75%, 5/1/21        1,550        1,507
------------------------------------------------------------------
Virginia HDA
        5.60%, 11/1/18                              5,160        4,852

------------------------------------------------------------------
        5.85%, 7/1/12                               1,000        1,011
------------------------------------------------------------------
        6.35%, 11/1/01                              1,000        1,015
------------------------------------------------------------------
        6.375%, 1/1/26 *                               620          624
------------------------------------------------------------------
        6.45%, 7/1/28 (MBIA Insured) *             2,000        2,006
------------------------------------------------------------------
        6.50%, 5/1/13 *                             2,000        2,064
------------------------------------------------------------------
        6.70%, 1/1/22 *                                795          797
------------------------------------------------------------------
        7.05%, 5/1/18                                  840          880
------------------------------------------------------------------
        7.10%, 5/1/13                               1,500        1,549
------------------------------------------------------------------
    Rental Housing
        5.35%, 2/1/11 *                             1,085        1,041
------------------------------------------------------------------
        5.45%, 2/1/12 *                             1,150        1,106
------------------------------------------------------------------
        5.50%, 2/1/13 *                             1,175        1,133
------------------------------------------------------------------
Virginia Polytechnic Institute and State Univ.
    Univ. Services
        5.40%, 6/1/11                               1,250        1,250
------------------------------------------------------------------
        5.50%, 6/1/16                               3,000        2,918
------------------------------------------------------------------
        5.50%, 6/1/20                               2,100        1,980
------------------------------------------------------------------
Virginia Public Building Auth.
        6.25%, 8/1/15 (Prerefunded 8/1/04+)       1,550        1,641
------------------------------------------------------------------
Virginia Public School Auth., GO
        5.00%, 8/1/18                               2,035        1,816
------------------------------------------------------------------
        5.375%, 8/1/17                              2,245        2,144
------------------------------------------------------------------
Virginia Public School Auth., GO
        6.50%, 8/1/12 (Prerefunded 8/1/01+)  $    1,700   $    1,779
------------------------------------------------------------------
        6.50%, 8/1/16                               2,890        3,048
------------------------------------------------------------------
Virginia Resources Auth., Revolving Water Fund,
          5.625%, 10/1/22                           1,900        1,826
------------------------------------------------------------------
Virginia Transportation Board
    Northern Virginia Transportation Dist.
        5.125%, 5/15/19                             2,000        1,806

------------------------------------------------------------------
        5.50%, 5/15/22                                 805          758
------------------------------------------------------------------
    Oak Grove Connector, 5.25%, 5/15/22           3,000        2,712
------------------------------------------------------------------
    Route 28 Project, 6.50%, 4/1/18                1,000        1,026
------------------------------------------------------------------
    Route 58 Project, 5.125%, 5/15/19              2,855        2,579
------------------------------------------------------------------
Washington County IDA
    Johnston Memorial Hosp.
        6.25%, 7/1/06 (Prerefunded 7/1/05+)       1,660        1,742
------------------------------------------------------------------
        6.75%, 7/1/12 (Prerefunded 7/1/02+)       1,500        1,588
------------------------------------------------------------------
York County, Sewer, 5.875%, 6/1/24                 1,000          982
------------------------------------------------------------------
Total Virginia (Cost $247,251)                               241,100
------------------------------------------------------------------
DISTRICT=OF=COLUMBIA==3.4%
===========================================================
Metropolitan Washington D.C. Airport Auth.
        5.50%, 10/1/23 *                            4,000        3,637
------------------------------------------------------------------
        5.75%, 10/1/11 (MBIA Insured) *            1,500        1,529
------------------------------------------------------------------
        6.625%, 10/1/19 (MBIA Insured) *           3,550        3,650
------------------------------------------------------------------
Total District of Columbia (Cost $8,911)                      8,816
------------------------------------------------------------------
PUERTO=RICO==2.7%
============================================================
Puerto Rico Highway and Transportation Auth.
        5.50%, 7/1/15 (FSA Insured)                2,000        2,000
------------------------------------------------------------------
        6.25%, 7/1/14                               1,500        1,595
------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/21 (FSA Insured)                3,565        3,405
------------------------------------------------------------------
Total Puerto Rico (Cost $7,087)                                7,000
------------------------------------------------------------------
 98.1% of Net Assets (Cost $263,249)                      $  256,916
 Other Assets Less Liabilities                                  5,076

 NET ASSETS                                                 $  261,992

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                    $       12

 Accumulated net realized gain/loss -
     net of distributions                                      (3,638)
 Net unrealized gain (loss)                                    (6,333)
 Paid-in-capital applicable to 24,835,930 no par
     value shares of beneficial interest outstanding;
     unlimited number of shares authorized                   271,951

 NET ASSETS                                                  $  261,992

 NET ASSET VALUE PER SHARE                                  $    10.55

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

 The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
STATEMENT OF OPERATIONS
-----------------------
 In thousands                                         Short-Term
                                                Bond Fund     Bond Fund
                                                    Year          Year
                                                    Ended         Ended
                                                  2/29/00       2/29/00
                                                  -------       -------
Investment Income (Loss)
Interest income                                $  1,149     $   15,363
------------------------------------------------------------------
Expenses
  Investment management                              19          1,171
  Shareholder servicing                              29            204
  Custody and accounting                             89            114
  Prospectus and shareholder reports                 4             28
  Legal and audit                                     13             13
  Trustees                                             5              6
  Registration                                         -              5
  Miscellaneous                                        5              4
------------------------------------------------------------------
  Total expenses                                     164          1,545
  Expenses paid indirectly                          (1)            (3)

------------------------------------------------------------------
  Net expenses                                       163          1,542
------------------------------------------------------------------
Net investment income (loss)                       986         13,821
------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                         14         (3,575)
  Futures                                             -            (13)
------------------------------------------------------------------
  Net realized gain (loss)                          14         (3,588)
Change in net unrealized gain
 (loss) on securities                            (624)       (19,551)
------------------------------------------------------------------
Net realized and unrealized gain (loss)         (610)       (23,139)
------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                       $    376     $   (9,318)
==================================================================
The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
 In thousands             Short-Term
                           Bond Fund                Bond Fund
                              Year                    Year
                              Ended                   Ended
                            2/29/00     2/28/99     2/29/00    2/28/99
                            -------     -------     -------    -------
Increase (Decrease) in Net Assets
Operations
  Net investment income
  (loss)                     $  986     $  887      $ 13,821  $ 12,390
  Net realized gain (loss)      14         28      (3,588)     1,657
  Change in net unrealized
  gain or loss                  (624)      210      (19,551)      901
------------------------------------------------------------------
  Increase (decrease) in
  net assets from operations    376     1,125      (9,318)    14,948
------------------------------------------------------------------
Distributions to shareholders
  Net investment income        (986)      (887)    (13,821) (12,390)
  Net realized gain              (55)       (42)        -     (2,672)
------------------------------------------------------------------
  Decrease in net assets
  from distributions          (1,041)      (929)    (13,821)(15,062)
------------------------------------------------------------------

Capital share transactions *
  Shares sold                  14,102      16,469      60,639  66,340
  Distributions reinvested       929         799      10,389  11,719
  Shares redeemed            (13,518)    (11,053)   (64,709)(37,415)
------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions           1,513       6,215       6,319   40,644
------------------------------------------------------------------
Net Assets
Increase (decrease)
during period                    848       6,411     (16,820)  40,530
Beginning of period          26,772      20,361     278,812  238,282
------------------------------------------------------------------
End of period             $  27,620   $  26,772  $  261,992 $278,812

* Share information
   Shares sold                2,759       3,196       5,498      5,793
   Distributions reinvested    182         155         956      1,022
   Shares redeemed          (2,646)     (2,143)     (5,976)  (3,267)
------------------------------------------------------------------
   Increase (decrease)
   in shares outstanding       295       1,208         478      3,548

The accompanying notes are an integral part of these financial statements.
==================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
   T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

   The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

   Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

   Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

   Purchases and sales of portfolio securities, other than short-term securities, for the year ended February 29, 2000, were as follows:

                                              Short-Term
                                               Bond Fund      Bond Fund
                                               ---------      ---------
Purchases                               $   11,427,000  $ 128,542,000
Sales                                        10,354,000    127,088,000
------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
   No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the Bond Fund has capital loss carryforwards for federal income tax purposes of $2,059,000, all of which expires in 2008. The Bond Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

   In order for the Short-Term Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
------------------------------------------------------------------
Undistributed net investment income                     $       1,000
Undistributed net realized gain                                 2,000
Paid-in-capital                                                (3,000)
------------------------------------------------------------------
   At February 29, 2000, the costs of investments for the Short-Term Bond and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $27,978,000 and $263,249,000, respectively. Net unrealized gain (loss) on investments were as follows:
------------------------------------------------------------------
                                              Short-Term
                                               Bond Fund      Bond Fund
                                               ---------      ---------
Appreciated investments                 $        6,000   $  3,139,000
Depreciated investments                     (232,000)    (9,472,000)
Net unrealized gain (loss)            $     (226,000)  $ (6,333,000)
------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
   The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $86,000 was payable at February 29, 2000 by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   Under the terms of the investment management agreement, the manager is required to bear any expenses through February 29, 2000, which would cause the Short-Term Bond Fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2002, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $96,000 of management fees were not accrued by the Short-Term Bond Fund for the year ended February 29, 2000, and $97,000 remain unaccrued from a prior period.

   In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $90,000 and $235,000, respectively, for the year ended February 29, 2000, of which $8,000 and $25,000, respectively, were payable at period-end.
==================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Virginia Short-Term Tax-Free Bond Fund and Virginia Tax-Free Bond Fund

   In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Short-Term Tax-Free Bond Fund and Virginia Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 29, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 2000

==================================================================
T. Rowe Price Virginia Tax-Free Funds
-------------------------------------
 TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/00
----------------------------------------------------------
 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

 The Short-Term Bond Fund's distributions to shareholders included:
 * $55,000 from long-term capital gains, subject to the 20% rate gains category,
 * $983,000 which qualified as exempt-interest dividends.

 The Bond Fund's distributions to shareholders included:
 * $13,773,000 which qualified as exempt-interest dividends.
==================================================================
T. Rowe Price Shareholder Services
----------------------------------
 INVESTMENT SERVICES AND INFORMATION
-----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person Available in T. Rowe Price Investor
               Centers.

 ACCOUNT SERVICES
 ----------------
               Checking Available on most fixed income funds
               ($500 minimum).

               Automatic Investing From your bank account or paycheck.

               Automatic Withdrawal Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services Including
               Tele*Access Registration Mark and the T. Rowe
               Price Web site on the Internet. Address:
               www.troweprice.com

 BROKERAGE SERVICES*
 -------------------
               Individual Investments Stocks, bonds,
               options, precious metals, and other
               securities at a savings over full-service
               commission rates. **
 INVESTMENT INFORMATION
 ----------------------
               Combined Statement Overview of all your
               accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all
               T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet,
               College Planning Kit, Diversifying Overseas:
               A Guide to International Investing, Personal
               Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *      T. Rowe Price Brokerage is a
                      division of T. Rowe Price
                      Investment Services, Inc.,
                      Member NASD/SIPC.
               **     Based on a September 1999
                      survey for
                      representative-assisted stock
                      trades. Services vary by firm,
                      and commissions may vary
                      depending on size of order.
==================================================================
 T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth

Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
------------------
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
---------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
----------------------------------------
Equity Income Portfolio
International Stock Portfolio

Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

   * Closed to new investors.
   # Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
==================================================================
For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.
                                                       C14-050 2/29/00

                                     PART C
                               OTHER INFORMATION

15. INDEMNIFICATION

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

EXHIBITS

(1) Articles of Incorporation of Registrant, dated October 7, 1983 (electronically filed with Amendment No. 17 dated April 22, 1994)

(2) By-Laws of Registrant, as amended January 28, 1988, April 20, 1990, July 1, 1991, July 20, 1993, and July 21, 1999

(3)      Inapplicable

(4) Agreement and Plan of Reorganization dated September ___, 2000 (See Exhibit A of the Proxy)

(5)      Incorporated by reference to Exhibits 1 and 2 above.

(6) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 17 dated June 9, 1995)

(7) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 17 dated April 22, 1994)

(8)      Inapplicable

(9)      Custody Agreements

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, and April 19, 2000

(9)(b) Subcustodian Agreements between T. Rowe Price Tax-Free Funds and Irving Trust Company and Morgan Guaranty Trust Company (filed with Amendment No. 8)

(9)(c) Subcustodian Agreement between Irving Trust Company and State Street Bank and Trust Company (filed with Amendment No. 12)

(10)     Inapplicable

(11)     Opinion of Counsel as to the legality of securities

(12) Opinion and Consent of Swidler Berlin Shereff Friedman, LLP on certain tax matters

(13)     Inapplicable

(14)(a)  Consent of PricewaterhouseCoopers LLP

(14)(b)  Consents of Swidler Berlin Shereff Friedman, LLP

(15)     Inapplicable

(16)     Power of Attorney

(17) Declaration pursuant to Rule 24f-2 under the 1940 Act is hereby incorporated by reference from Registrant's Form 24f-2 dated May 10, 2000 (electronically filed May 11, 2000)

UNDERTAKINGS

(a)     Not applicable

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Baltimore, and State of Maryland, on this 24th day of July, 2000.

         T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

         /s/William T. Reynolds
By:      William T. Reynolds
         Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                 Title                 Date
---------                 -----                 ----

/s/William T. Reynolds   Chairman of the Board  July 24, 2000
William T. Reynolds      (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       July 24, 2000
Joseph A. Carrier        Financial Officer)

    *                    Director               July 24, 2000
Calvin W. Burnett

    *                    Director               July 24, 2000
Anthony W. Deering

    *                    Director               July 24, 2000
F. Pierce Linaweaver

/s/James S. Riepe        Director               July 24, 2000
James S. Riepe

    *                    Director               July 24, 2000
John G. Schreiber

/s/M. David Testa        Director               July 24, 2000
M. David Testa

*/s/Henry H. Hopkins
Henry H. Hopkins         Attorney-In-Fact       July 24, 2000